Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	YINGLI GREEN ENERGY HOLDING CO LTD
Entity Central Index Key	0001394029
Document Type	20-F
Document Period End Date	Dec 31, 2010
Amendment Flag	false
Document Fiscal Year Focus	2010
Document Fiscal Period Focus	FY
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	156,205,313

Consolidated Balance Sheets In Thousands	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2009 CNY	Dec. 31, 2010 CNY
Current assets:
Cash	$ 887,293	3,248,086	5,856,132
Restricted cash	97,716	215,192	644,928
Accounts receivable, net	289,291	1,750,898	1,909,319
Inventories	382,569	1,665,021	2,524,956
Prepayments to suppliers	86,960	329,457	573,937
Value-added tax recoverable	141,187	300,528	931,830
Amounts due from and prepayments to related parties	44,176	303,726	291,564
Prepaid expenses and other current assets	26,423	143,567	174,395
Total current assets	1,955,615	7,956,475	12,907,061
Restricted cash, excluding current portion	0	167,774	0
Long-term prepayments to suppliers	76,413	678,311	504,326
Property, plant and equipment, net	1,505,145	6,573,851	9,933,956
Land use rights	54,369	354,560	358,834
Intangible assets, net	24,318	207,826	160,494
Goodwill	41,464	273,666	273,666
Other assets	7,600	44,642	50,157
Total assets	3,664,924	16,257,105	24,188,494
Current liabilities:
Short-term bank borrowings, including current portion of long-term debt	887,557	3,501,027	5,857,878
Accounts payable	375,063	1,852,216	2,475,415
Advances from customers	151,711	30,554	1,001,292
Amounts due to related parties	12,800	31,138	84,481
Convertible senior notes	0	1,291,843	0
Other current liabilities and accrued expenses	55,138	232,610	363,912
Total current liabilities	1,482,269	6,939,388	9,782,978
Convertible senior notes	1,230	0	8,121
Senior secured convertible notes	12,608	100,139	83,213
Medium-term notes	151,686	0	1,001,128
Long-term debt, excluding current portion	378,255	752,809	2,496,482
Other liabilities	82,266	278,910	542,956
Total liabilities	2,108,314	8,071,246	13,914,878
Shareholders' equity:
Ordinary shares - Par value: US $0.01, Authorized shares: 1,000,000,000, Issued and outstanding shares: 148,527,450 and 156,205,313 as of December 31, 2009 and 2010, respectively	1,800	11,363	11,881
Additional paid-in capital	971,666	6,130,890	6,412,995
Accumulated other comprehensive income	8,967	12,784	59,183
Retained earnings	282,852	480,037	1,866,813
Total equity attributable to Yingli Green Energy	1,265,285	6,635,074	8,350,872
Noncontrolling interests	291,325	1,550,785	1,922,744
Total shareholders' equity	1,556,610	8,185,859	10,273,616
Commitments and contingencies
Total liabilities and shareholders' equity	$ 3,664,924	16,257,105	24,188,494

Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2010	Dec. 31, 2009
Shareholders' equity:
Ordinary shares, Par value	$ 0.01	$ 0.01
Ordinary shares, Authorized shares	1,000,000,000	1,000,000,000
Ordinary shares, Issued shares	156,205,313	148,527,450
Ordinary shares, Outstanding shares	156,205,313	148,527,450

Consolidated Statements of Operations In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY
Net revenues
Sales of PV modules	$ 1,860,129	12,276,854	7,158,441	7,445,790
Sales of PV systems	8,585	56,662	50,197	27,584
Other revenues	25,223	166,471	46,231	79,641
Total net revenues	1,893,937	12,499,987	7,254,869	7,553,015
Cost of revenues
Cost of PV modules sales	1,232,002	8,131,218	5,458,284	5,713,605
Cost of PV systems sales	7,453	49,190	39,851	19,241
Cost of other revenues	25,272	166,794	42,361	52,953
Total cost of revenues	1,264,727	8,347,202	5,540,496	5,785,799
Gross profit	629,210	4,152,785	1,714,373	1,767,216
Operating expenses
Selling expenses	118,219	780,244	347,545	294,895
General and administrative expenses	70,836	467,516	410,101	261,989
Research and development expenses	20,837	137,525	184,332	57,249
Provision for (recovery of) doubtful accounts receivable	(1,985)	(13,098)	322,668	(217)
Impairment of intangible asset			131,177
Total operating expenses	207,907	1,372,187	1,395,823	613,916
Income from operations	421,303	2,780,598	318,550	1,153,300
Other income (expense)
Equity in losses of affiliates, net	(95)	(628)	(2,769)	(2,174)
Interest expense	(66,365)	(438,011)	(376,336)	(162,131)
Interest income	2,423	15,992	6,321	12,739
Foreign currency exchange gains (losses)	(51,245)	(338,216)	38,389	(66,286)
Loss on debt extinguishment			(244,744)
Loss from revaluation of embedded derivative			(231,345)
Other income	1,782	11,764	7,373	6,090
Earnings (loss) before income taxes	307,803	2,031,499	(484,561)	941,538
Income tax benefit (expense)	(50,524)	(333,466)	31,831	5,588
Net income (loss)	257,279	1,698,033	(452,730)	947,126
Less: Earnings attributable to the noncontrolling interests	(47,160)	(311,257)	(78,865)	(293,300)
Net income (loss) attributable to Yingli Green Energy	$ 210,119	1,386,776	(531,595)	653,826
Basic earnings (loss) per ordinary share	$ 1.39	9.15	(3.83)	5.13
Diluted earnings (loss) per ordinary share	$ 1.34	8.86	(3.83)	5.05

Consolidated Statements of Shareholders Equity and Comprehensive Income (Loss) In Thousands, except Share data	Total USD ( $)	Total CNY	Ordinary share USD ( $)	Ordinary share CNY	Additional paid-in capital USD ( $)	Additional paid-in capital CNY	Accumulated other comprehensive income USD ( $)	Accumulated other comprehensive income CNY	Retained earnings USD ( $)	Retained earnings CNY	Total Yingli Green Energy shareholders' equity USD ( $)	Total Yingli Green Energy shareholders' equity CNY	Non controlling interests USD ( $)	Non controlling interests CNY	Comprehensive income attributable to Yingli Green Energy USD ( $)	Comprehensive income attributable to the noncontrolling interests USD ( $)	Total comprehensive income USD ( $)
Beginning Balance at Dec. 31, 2007		4,798,233		9,884		3,663,843		11,901		357,806		4,043,434		754,799
Beginning Balance, Shares at Dec. 31, 2007				126,923,609
Net income (loss)		947,126								653,826		653,826		293,300	$ 653,826	$ 293,300	$ 947,126
Foreign currency exchange translation adjustment, net of nil tax		19,306						19,306				19,306			$ 19,306		$ 19,306
Comprehensive income/loss															$ 673,132	$ 293,300	$ 966,432
Issuance of ordinary shares upon vesting of restricted shares				38		(38)
Issuance of ordinary shares upon vesting of restricted shares, shares				524,212
Acquisition of additional equity interest in Tianwei Yingli		343,948												343,948
Establishment of new subsidiaries with noncontrolling interests		3,104												3,104
Share-based compensation		60,553				60,553						60,553
Ending Balance at Dec. 31, 2008		6,172,270		9,922		3,724,358		31,207		1,011,632		4,777,119		1,395,151
Ending Balance, Shares at Dec. 31, 2008				127,447,821
Net income (loss)		(452,730)								(531,595)		(531,595)		78,865	$ (531,595)	$ 78,865	$ (452,730)
Foreign currency exchange translation adjustment, net of nil tax		(24,989)						(18,423)				(18,423)		(6,566)	$ (18,423)	$ (6,566)	$ (24,989)
Comprehensive income/loss															$ (550,018)	$ 72,299	$ (477,719)
Issuance of ordinary shares upon vesting of restricted shares				36		(36)
Issuance of ordinary shares upon vesting of restricted shares, shares				530,212
Issuance of ordinary shares upon exercise of stock options		4,352		11		4,341						4,352
Issuance of ordinary shares upon exercise of stock options, shares				159,417
Establishment of new subsidiaries with noncontrolling interests		44,750												44,750
Share-based compensation		76,027				37,442						37,442		38,585
Conversion of senior secured convertible notes		59,596		137		59,459						59,596
Conversion of senior secured convertible notes, shares				2,000,000
Issuance of ordinary shares		1,553,183		1,257		1,551,926						1,553,183
Issuance of ordinary shares, shares				18,390,000
Fair value of conversion feature of First Tranche of senior secured convertible notes		170,893				170,893						170,893
Beneficial conversion feature of Second Tranche of senior secured convertible notes		201,210				201,210						201,210
Fair value of ADM warrants		381,297				381,297						381,297
Ending Balance at Dec. 31, 2009		8,185,859		11,363		6,130,890		12,784		480,037		6,635,074		1,550,785
Ending Balance, Shares at Dec. 31, 2009				148,527,450
Net income (loss)	257,279	1,698,033								1,386,776		1,386,776		311,257	$ 1,386,776	$ 311,257	$ 1,698,033
Foreign currency exchange translation adjustment, net of nil tax		35,822						46,321				46,321		(10,499)	$ 46,321	$ (10,499)	$ 35,822
Cash flow hedging derivatives, net of nil tax		46						78				78		(32)	$ 78	$ (32)	$ 46
Comprehensive income/loss															$ 217,148	$ 45,565	$ 262,713
Issuance of ordinary shares upon vesting of restricted shares				36		(36)
Issuance of ordinary shares upon vesting of restricted shares, shares				527,764
Issuance of ordinary shares upon exercise of stock options		4,049		9		4,040						4,049
Issuance of ordinary shares upon exercise of stock options, shares				139,200
Share-based compensation		74,573				63,520						63,520		11,233
Conversion of senior secured convertible notes		215,054		405		214,649						215,054
Conversion of senior secured convertible notes, shares				6,000,688
Issuance of ordinary shares upon exercise of ADM warrants				68		(68)
Issuance of ordinary shares upon exercise of ADM warrants, shares				1,010,211
Capital injection from a subsidiary's noncontrolling interests holder		60,000												60,000
Ending Balance at Dec. 31, 2010	$ 1,556,610	10,273,616	$ 1,800	11,881	$ 971,666	6,412,995	$ 8,967	59,183	$ 282,582	1,886,813	$ 1,265,285	8,350,872	$ 291,325	1,922,744
Ending Balance, Shares at Dec. 31, 2010			156,205,313

Consolidated Statements of Shareholders Equity and Comprehensive Income (Loss) (Parenthetical) (CNY) In Thousands	12 Months Ended
Dec. 31, 2010
Foreign currency exchange translation adjustment, tax	0
Cash flow hedging derivatives, tax	0
Accumulated other comprehensive income
Foreign currency exchange translation adjustment, tax	0
Cash flow hedging derivatives, tax	0
Total Yingli Green Energy shareholders' equity
Foreign currency exchange translation adjustment, tax	0
Cash flow hedging derivatives, tax	0

Consolidated Statements of Cash Flows In Thousands	12 Months Ended
	Dec. 31, 2010 USD ( $)	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY	Dec. 31, 2008 CNY	Dec. 31, 2009 Cyber Power [Member] CNY	Dec. 31, 2008 Cyber Power [Member] CNY	Dec. 31, 2010 Beijing Tianneng [Member] USD ( $)	Dec. 31, 2010 Beijing Tianneng [Member] CNY
Cash flow from operating activities:
Net income (loss)	$ 257,279	1,698,033	(452,730)	947,126
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation	71,388	471,159	343,381	158,844
Amortization of intangible assets	7,396	48,814	56,386	56,345
Loss on disposal of property, plant and equipment	2,359	15,571	1,483	657
Provision for (recovery of) doubtful accounts receivable	(1,985)	(13,098)	322,668	(217)
Loss on sale of accounts receivable	950	6,270	5,891
Write-down of inventories to net realizable value	2,495	16,467	9,590	7,506
Equity in losses of affiliates, net	95	628	2,769	2,174
Land use rights expense	1,413	9,326	7,995	1,310
Loss on debt extinguishment			244,744
Amortization of debt discount	16,004	105,626	54,554	13,289
Amortization of debt issuance cost	3,468	22,887	19,977	18,685
Share-based compensation	11,325	74,753	76,027	60,553
Deferred income tax benefit	(2,284)	(15,071)	(135,253)	(10,070)
Accreted interest on convertible senior notes and senior secured convertible notes	26,311	173,656	141,270	61,399
Foreign currency exchange losses (gains), net	7,806	51,520	(2,247)	(33,783)
Changes in fair value of financial instruments	229	1,513	25,316
Loss from revaluation of embedded derivative			231,345
Impairment of intangible asset			131,177
Changes in operating assets and liabilities:
Restricted cash related to purchase of inventory and other operating activities	(33,712)	(222,501)	(47,676)	(25,389)
Accounts receivable	(22,066)	(145,634)	(636,370)	(200,973)
Inventories	(68,054)	(449,156)	902,477	(87,275)
Prepayments to suppliers	(37,040)	(244,462)	(38,070)	(95,543)
Prepaid expenses and other current assets	(2,740)	(18,092)	(37,856)	(3,253)
Value-added tax recoverable	(95,652)	(631,302)	161,057	(325,202)
Amounts due from and prepayments to related parties	(35,689)	(235,545)	(264,882)	(59,010)
Accounts payable	82,041	541,474	840,817	358,564
Other current liabilities and accrued expenses	15,982	105,471	116,359	23,456
Advances from customers	147,009	970,260	(21,332)	33,683
Other liabilities	14,680	96,885	57,849	52,128
Amounts due to related parties	9,742	64,299	11,495	2,685
Net cash provided by operating activities	378,750	2,499,751	2,128,211	957,689
Cash flows from investing activities
Government grants for property, plant and equipment	15,527	102,480	23,690
Purchase of property, plant and equipment	(466,300)	(3,077,582)	(2,255,154)	(1,950,295)
Restricted cash related to purchase of property, plant and equipment	(111,432)	(735,452)	(485,484)	(76,681)
Payments for land use rights	(5,136)	(33,900)	(284,277)	(9,360)
Proceeds from disposal of an affiliate			3,000
Cash paid for the acquisition, net of cash acquired					(328,232)	(170,865)	(62)	(408)
Equity Investments	(1,515)	(10,000)	(6,600)	(3,000)
Loans made to related parties				(4,310)
Cash proceeds from repayment of loans made to related parties			390	2,250
Net cash used in investing activities	(568,918)	(3,754,862)	(3,332,667)	(2,212,261)
Cash flows from financing activities
Proceeds from short-term bank borrowings	967,703	6,386,843	3,482,487	5,213,899
Proceeds from long-term debt	386,190	2,548,854	1,073,598	718,378
Repayment of short-term bank borrowings	(708,903)	(4,678,764)	(2,952,688)	(4,444,922)
Repayment of long-term bank borrowings	(16,985)	(112,100)	(54,618)
Proceeds from structured loan			341,795
Repayment of structured loan			(341,620)
Payment for bank borrowings issuance costs				(21,781)
Proceeds from issuance of ordinary shares			1,553,183
Proceeds from exercise of options	614	4,049	877
Non-current restricted cash related to guarantee of bank borrowings			(167,774)
Contribution from noncontrolling interest holders	9,091	60,000	42,250	3,104
Proceeds from borrowings from Yingil Hainan's 30% equity owner	13,636	90,000	60,000
Proceeds from borrowings from related parties			100,000	6,206
Repayment of borrowings from related parties			(100,000)	(7,669)
Proceeds from issuance of senior secured convertible notes, net of issuance cost of RMB 2,344			335,585
Payments for the repurchase of the convertible senior notes	(201,155)	(1,327,623)
Dividend paid by Tianwei Yingli to Tianwei Baobian	(1,660)	(10,956)
Proceeds from issuance of medium-term notes, net of issuance cost of RMB 4,177	150,882	995,823
Net cash provided by financing activities	599,413	3,956,126	3,373,075	1,467,215
Effect of foreign currency exchange rate changes on cash	(14,086)	(92,969)	(29,447)	(64,806)
Net increase in cash	395,159	2,608,046	2,139,172	147,837
Cash at beginning of year	492,134	3,248,086	1,108,914	961,077
Cash at end of year	887,293	5,856,132	3,248,086	1,108,914
Supplemental disclosure of cash flow information:
Interest paid, net of capitalized interest	17,280	114,051	103,535	63,210
Income tax paid	44,973	296,824	68,882	2,374
Non-cash investing and financing transactions:
Payables for purchase of property, plant and equipment	90,663	598,378	525,180	155,465
Grants for purchase of property, plant and equipment paid to suppliers by the government			98,430
Payables for purchase of land use right			13,600
Conversion of senior secured convertible notes to ordinary shares	18,709	123,478	28,706
Contribution of intangible assets from noncontrolling interest holders			2,500
Conversion of loan to Yingli Power to purchase price consideration of Cyber Power acquisition			37,230

Consolidated Statements of Cash Flows (Parenthetical) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2010 CNY
Cash flows from financing activities
Proceeds from issuance of senior secured convertible notes, issuance cost	2,344
Yingil Hainan's percentage of equity owner	30.00%
Proceeds from issuance of medium term notes, net of issuance cost	4,177

Organization and Description of Business	12 Months Ended
Dec. 31, 2010
Organization and Description of Business [Abstract]
Organization and Description of Business

(1)	Organization and Description of Business

Yingli Green Energy Holding Company Limited (“Yingli Green Energy”) is incorporated in the Cayman Islands and was established on August 7, 2006. Yingli Green Energy, its subsidiaries and variable interest entity (“VIE”) (collectively, the “Company”) are principally engaged in the design, development, marketing, manufacture, installation and sale of photovoltaic (“PV”) products in the People’s Republic of China (“PRC”) and overseas markets.

Summary of Significant Accounting Policies and Significant Concentrations and Risks	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies And Significant Concentrations And Risks [Abstract]
Summary of Significant Accounting Policies and Significant Concentrations and Risks

(2)	Summary of Significant Accounting Policies and Significant Concentrations and Risks

(a)	Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared and presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(b)	Principles of Consolidation

The consolidated financial statements of Yingli Green Energy include Yingli Green Energy,its subsidiaries and variable interest entity (“VIE”), in which the Company is the primary beneficiary . For consolidated subsidiaries where the Company’s ownership in the subsidiary is less than 100%, the equity interest not held by the Company is shown as noncontrolling interests. All significant inter-company balances and transactions have been eliminated upon consolidation.

(c)	Significant Concentrations and Risks

Revenue concentrations

The Company’s business depends substantially on government incentives given to its customers. In many countries in which the Company sells its products, the market of the Company’s products would not be commercially viable on a sustainable basis without government incentives. This is largely in part caused by the cost of generating electricity from solar power currently exceeding and that is expected to continue to exceed the costs of generating electricity from conventional energy sources. The Company generated approximately 93%, 97% and 96% of its total net revenues for the years ended December 31, 2008, 2009 and 2010, respectively, from sales to customers in countries with known government incentive programs for the use of solar products. A significant reduction in the scope or discontinuation of government incentive programs would have a materially adverse effect on the demand of the Company’s products.

A significant portion of the Company’s net revenues are from customers located in Germany, the United States of America (“USA”) and Spain. Revenues from customers located in Germany, USA and Spain are as follows:

	Year Ended
	December 31,	% of Net	December 31,	% of Net			% of Net
	2008	Revenue	2009	Revenue	December 31,2010		Revenue
	RMB		RMB		RMB	US $

Germany	3,118,713	41%	4,575,675	63%	7,078,239	1,072,460	57%
USA	127,743	2%	147,383	2%	1,216,962	184,388	10%
Spain	3,041,767	40%	431,520	6%	704,355	106,720	6%

Total	6,288,223	83%	5,154,578	71%	8,999,556	1,363,568	73%

The Company derived significant revenue from sales outside of the PRC. As a result the Company’s financial performance could be affected by events such as changes in foreign currency exchange rates, trade protection measures and changes in regional or worldwide economic or political conditions.

Management currently expects that the Company’s operating results will, for the foreseeable future, continue to depend on the sale of PV modules to a relatively small number of customers. The Company’s relationships with such key customers have been developed over a short period of time and are generally in their preliminary stages. In addition, the Company’s business is affected by competition in the market for the products that many of the Company’s major customers sell, and any decline in their businesses could reduce purchase orders from these customers. The loss of sales to any of these customers could have a material adverse effect on the Company’s business and results of operations. Furthermore, these customers have sought, from time to time, to prospectively renegotiate the pricing terms of their current agreements with the Company or obtain more favorable terms upon renewal of the contracts. Any adverse revisions to the material terms of the Company’s agreements with its key customers could have a material adverse effect on its business and results of operations.

Sales to one major customer, which exceeded 10% of the Company’s net revenue, is as follows:

		Year Ended December 31,
			% of Net		% of Net			% of Net
	Location	2008	Revenue	2009	Revenue	2010		Revenue
		RMB		RMB		RMB	US $

Customer A	Germany	878,244	12%	1,223,529	17%	1,501,037	227,430	12%

Accounts receivable from the above customer is as follows:

		December 31,
	Location	2009	2010
		RMB	RMB	US $

Customer A	Germany	90,519	68,148	10,326

Accounts receivable concentrations

A significant portion of the Company’s outstanding accounts receivable is derived from sales to a limited number of customers. As of December 31, 2009 and 2010, accounts receivable with one individual customer in excess of 10% of total accounts receivable accounted for approximately 10.1% and 10.4% of total outstanding accounts receivable, net, respectively.

Dependence on suppliers

Polysilicon is the most important raw material used in the production of the Company’s PV products. To maintain competitive manufacturing operations, the Company depends on timely delivery by its suppliers of polysilicon in sufficient quantities. The Company’s failure to obtain sufficient quantities of polysilicon in a timely manner could disrupt its operations, prevent it from operating at full capacity or limit its ability to expand as planned, which will reduce the growth of its manufacturing output and revenue.

In order to secure a stable supply of polysilicon and other raw materials, the Company makes prepayments to certain suppliers. Such amounts are recorded as prepayments to suppliers, prepayments to related party suppliers (included in amounts due from and prepayments to related parties), and long-term prepayments to suppliers in the Company’s consolidated balance sheets and amounted to RMB 1,230,910 and RMB 1,175,829 (US $178,156) as of December 31, 2009 and 2010, respectively. The Company makes the prepayments without receiving collateral for such payments. As a result, the Company’s claims for such prepayments would rank only as an unsecured claim, which exposes the Company to the credit risks of the suppliers. As of December 31, 2009 and December 31, 2010, advances made to individual suppliers in excess of 10% of total prepayments to suppliers are as follows:

		December 31,
	Location	2009	2010
		RMB	RMB	US $

Supplier A	South Korea	174,573	129,666	19,646
Supplier B	Germany	611,612	591,816	89,669

Total		786,185	721,482	109,315

The Company obtains some equipment used in its manufacturing process from a small number of selected equipment suppliers. In addition, some equipment has been customized based on the Company’s specifications, is not readily available from multiple vendors and would be difficult to repair or replace. If any of these suppliers were to experience financial difficulties or go out of business, the Company may have difficulties in repairing or replacing its equipment in the event of any damage to the manufacturing equipment or a breakdown of the production process. The Company’s ability to deliver products timely would suffer, which in turn could result in order cancellations and loss of revenue. A supplier’s failure to deliver the equipment in a timely manner with adequate quality and on terms acceptable to the Company could delay its capacity expansion of manufacturing facilities and otherwise disrupt its production schedule or increase its costs of production. The Company also made deposits of RMB 131,372 and RMB 341,198 (US $51,697) as of December 31, 2009 and 2010, respectively, for the purchase of equipment without receiving collateral for such payments. As a result, the Company’s claims for such payments would rank only as an unsecured claim, which exposes the Company to the credit risks of the equipment suppliers.

Concentrations of cash balances held at financial institutions

Cash balances include:

	December 31, 2009		December 31, 2010
	Original	RMB	Original	RMB
	Currency	Equivalents	Currency	Equivalents

Cash held by financial institutions located in:
PRC:
Denominated in RMB	1,487,549	1,487,549	3,675,875	3,675,875
Denominated in U.S. dollar (US $)	168,051	1,147,483	229,668	1,521,020
Denominated in European monetary unit (EURO)	48,809	478,183	50,353	443,430
Hong Kong Special Administrative Region (the “HK SAR”):
Denominated in US $	99	679	369	2,443
Europe:
Denominated in US $	4,166	28,443	57	377
Denominated in EURO	9,974	97,717	19,759	174,006
US:
Denominated in US $	837	5,714	5,584	36,982

Total cash held by financial institutions		3,245,768		5,854,133

Restricted cash and non-current restricted cash held by financial institutions located in the PRC:
Denominated in RMB	339,976	339,976	577,900	577,900
Denominated in US $	2,078	14,187	7,905	52,353
Denominated in EURO	2,940	28,803	1,666	14,675

Total restricted cash		382,966		644,928

As of December 31, 2009 and December 31, 2010, there were cash balances at three PRC individual financial institutions that each held cash balances in excess of 10% of the Company’s total cash balances, which collectively accounted for approximately 61.7% and 45.1% of the Company’s total cash balances, respectively.

Management believes that these financial institutions are of high credit quality.

(d)	Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management of the Company to make a number of estimates and assumptions relating to the reported amounts of assets and liabilities as well as with respect to the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Significant items subject to such estimates and assumptions include the allocation of the purchase price for the Company’s acquisitions of noncontrolling interest in Baoding Tianwei Yingli New Energy Resources Co., Ltd. (“Tianwei Yingli”), the estimated useful lives of property, plant and equipment and intangibles with definite lives, recoverability of the carrying values of property, plant and equipment, goodwill and intangible assets, the fair value of share-based payments, allowances for doubtful receivables, realizable value of inventories, prepayments and deferred income tax assets, the fair value of financial and equity instruments and warranty obligations. Actual results could differ from estimates.

(e)	Foreign Currency

The Company’s reporting currency is the Renminbi (“RMB”). Assets and liabilities of foreign companies whose functional currency is not RMB are translated into RMB using the exchange rate on the balance sheet date. Revenues, if any, and expenses are translated at average rates prevailing during the year. Gains and losses resulting from translation of financial statements of foreign companies are recorded as a separate component of accumulated other comprehensive income within shareholders’ equity.

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated into the functional currency using the applicable exchange rates at the balance sheet date. The resulting exchange differences are recorded in “foreign currency exchange gains (losses)” in the consolidated statements of operations. Transaction gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are treated in the same manner as translation adjustments and therefore excluded from the determination of net income (loss).

RMB is not fully convertible into foreign currencies. All foreign exchange transactions involving RMB must take place either through the People’s Bank of China (“PBOC”) or other institutions authorized to buy and sell foreign exchange. The exchange rate adopted for the foreign exchange transactions are the rates of exchange quoted by the PBOC.

For the convenience of readers, certain 2010 RMB amounts have been translated into U.S. dollar amounts at the rate of RMB 6.6000 to US $1.00, the noon buying rate in New York for cable transfers of RMB per U.S. dollar as set forth in the H.10 weekly statistical release of the Federal Reserve Board, as of December 31, 2010. No representation is made that RMB amounts could have been, or could be, converted into U.S. dollars at that rate or at any other certain rate on December 31, 2010, or at any other date.

(f)	Cash, Restricted Cash and Non-current Restricted Cash

Cash consists of cash on hand, cash in bank accounts, and interest bearing savings accounts.

Restricted cash of RMB 215,192 and RMB 644,928 (US $97,716) as of December 31, 2009 and 2010, respectively, represents bank deposits for securing letters of credit and letters of guarantee granted to the Company, primarily for the purchase of inventory and equipment. Such letters of credit and letters of guarantee expire within one year.

Non-current restricted cash of RMB 167,774 as of December 31, 2009 represents bank deposits for securing a long-term loan facility. This amount is reclassified to restricted cash, current, as of December 31, 2010 because the restriction will be removed upon the maturity date of the loan facility in June 2011.

(g)	Accounts Receivable

Accounts receivable are recorded at the invoiced amount and do not bear interest. The Company maintains an allowance for doubtful accounts for estimated losses resulting from the inability of its customers to make required payments. The allowance for doubtful accounts is based on a review of specifically identified accounts and aging data. Judgments are made with respect to the collectability of accounts receivable balances based on historical collection experience, customer specific facts and current economic conditions. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.

Sale of Accounts Receivable

In 2009 and 2010, the Company entered into agreements to sell without recourse certain accounts receivable to several PRC banks. The buyer is responsible for servicing the receivables. The accounts receivables were determined to be legally isolated from the Company and its creditors, even in the event of bankruptcy or other receivership and the Company has surrendered control over the transferred receivables. As a result, the accounts receivables were considered sold and were therefore derecognized. The Company received proceeds from the sale of accounts receivable of RMB 1,737,651 and RMB 1,684,959 (US $255,297) for the year ended December 31, 2009 and 2010, respectively, and has included the proceeds in net cash provided by operating activities in the consolidated statements of cash flows. The Company recorded a loss on the sale of accounts receivable of RMB 5,891 and RMB 6,270 (US $950) for the years ended December 31, 2009 and 2010, respectively, which is included in general and administrative expense.

(h)	Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined by using the weighted-average cost method. Cost of work-in-progress and finished goods are comprised of direct materials, direct labour, and related manufacturing overhead based on normal operating capacity. Adjustments are recorded to write down the carrying amount of any obsolete and excess inventory to its estimated net realizable value based on historical and forecasted demand.

(i)	Prepayments to Suppliers

Advance payments for the future delivery of raw materials are made based on written purchase orders detailing product, quantity, pricing and are classified as “prepayments to suppliers” in the consolidated balance sheets. The Company’s supply contracts grant the Company the right to inspect products prior to acceptance. The balance of the “prepayments to suppliers” is reduced and reclassified to “inventories” when inventory is received and passes quality inspection. Such reclassifications of RMB 699,754, RMB 537,008 and RMB 424,044 (US $64,249) for the years ended December 31, 2008, 2009 and 2010, respectively, are not reflected as cash outflows from operating activities. As of December 31, 2009 and 2010, prepayments to suppliers of RMB 678,311 and RMB 504,326 (US $76,413), respectively, representing the portion expected to be utilized after twelve months have been classified as “long-term prepayments to suppliers” in the consolidated balance sheets and relate to prepayments to suppliers for long-term supply agreements with deliveries scheduled to commence beyond the next twelve months at each respective balance sheet date.

(j)	Long-lived Assets

Property, Plant and Equipment

Property, plant and equipment is stated at cost. Depreciation is provided over the estimated useful lives of the asset, taking into consideration any estimated residual value, using the straight-line method. When items are retired or otherwise disposed of, income is charged or credited for the difference between net book value and proceeds received thereon. Ordinary maintenance and repairs are charged to expense as incurred, and replacements and betterments are capitalized. The estimated useful lives of property, plant and equipment are as follows:

Buildings	30 years
Machinery and equipment	4-10 years
Furniture and fixtures	3-5 years
Motor vehicles	8-10 years

Depreciation of property, plant and equipment attributable to manufacturing activities is capitalized as part of the cost of inventory production, and expensed to cost of revenues when the inventory is sold.

Cost incurred in the construction of new facilities, including progress payments and deposits, interest and other costs relating to the construction, are capitalized and transferred out of construction in progress and into their respective asset categories when the assets are ready for their intended use, at which time depreciation commences.

Goodwill and Other Intangible Assets

Goodwill represents the excess of cost over fair value of the proportional net assets acquired from the acquisition of additional equity interests in Tianwei Yingli and Chengdu Yingli New Energy Resources Co., Ltd. (“Chengdu Yingli”). Goodwill and trademarks, which have an indefinite useful life are not amortized, but instead are tested for impairment at least annually.

Intangible assets, other than trademarks, are amortized on a straight-line basis over the estimated useful lives of the respective assets. The Company’s amortizable intangible assets consist of technical know-how, customer relationships, order backlog and short-term supplier agreements with the following estimated useful lives:

Technical know-how	5.5-6 years
Customer relationships	5.5-6 years
Order backlog	1-1.5 years
Short-term supply agreements	0.5 year

The Company’s amortizable intangible assets also includes long-term supplier agreements related to polysilicon supply agreements with delivery periods from 5 to 10 years commencing in 2009. In 2009, due to the decrease in the price of polysilicon, the Company recognized an impairment loss for the remaining book value of the long-term supply agreements.

Impairment of Long-Lived Assets

Long-lived assets, such as property, plant, and equipment and intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying value. If the carrying value of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying value exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary.

Goodwill and intangible assets that are not subject to amortization are tested annually for impairment, and are tested for impairment more frequently if events and circumstances indicate that the asset might be impaired. For intangible assets that are not subject to amortization, an impairment loss is recognized to the extent that the carrying amount exceeds the asset’s fair value. For goodwill, the impairment test is a two-step test. Under the first step, the fair value of the reporting unit is compared with its carrying value (including goodwill). If the fair value of the reporting unit is less than its carrying value, an indication of goodwill impairment exists for the reporting unit and the entity must perform step two of the impairment test (measurement). Under step two, an impairment loss is recognized for any excess of the carrying amount of the reporting unit’s goodwill over the implied fair value of that goodwill. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit in a manner similar to a purchase price allocation and the residual fair value after this allocation is the implied fair value of the reporting unit goodwill. If the fair value of the reporting unit exceeds its carrying value, step two does not need to be performed.

The Company performs its annual impairment review of goodwill at December 31, and when a triggering event occurs between annual impairment tests. No impairment loss was recorded for the periods presented.

Government grant

Government grants are recognized in the balance sheet initially when there is reasonable assurance that they will be received and that the Company will comply with the conditions attaching to them. Grants that compensate the Company for the cost of an asset are recognized as a deduction to the carrying amount of the asset.

For the year ended December 31, 2009, the Company received government grants related to the acquisition of assets for the polysilicon plant of RMB 122,120, which were recognized as a reduction in the cost of the assets. Government grants in cash of RMB 23,690 were paid to Fine Silicon Co., Ltd., and RMB 30,000 and RMB 68,430 were paid directly to two suppliers by the government.

For the year ended December 31, 2010, the Company received government grants of RMB 102,480 (US $15,527) related to the construction of the solar power plants and recognized them as other current liabilities and long-term other liabilities of RMB 31,600 (US $4,788) and RMB 70,880 (US $10,739), respectively. These grants will be deducted from the carrying amount of the assets when the related solar power plants pass the government inspection.

(k)	Land Use Rights

Land use rights represent the cost of rights to use land in the PRC. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights of 45 — 50 years.

(l)	Equity Investments

Investments in entities where the Company does not have a controlling financial interest, but has the ability to exercise significant influence over the operating and financial policies of the investee, are accounted for using the equity method of accounting. Under the equity method of accounting, the Company’s share of the investee’s results of operations is included in other income (expense) in the Company’s consolidated statements of operations. Equity investments are accounted for under the cost method when the Company does not have the ability to exercise significant influence over the operating and financial policies of the investees. Under the cost method of accounting, the Company records an investment in the equity of an investee as cost, and recognizes as income dividends received that are distributed from net accumulated earnings of the investee since the date of acquisition.

The Company recognizes a loss when there is a loss in value of an equity investment which is other than a temporary decline. The process of assessing and determining whether an impairment on a particular equity investment is other than temporary requires a significant amount of judgment. To determine whether an impairment is other-than-temporary, management considers whether the Company has the ability and intent to hold the investment until recovery and whether evidence indicating the carrying value of the investment is recoverable outweighs evidence to the contrary. Evidence considered in this assessment includes the reasons for the impairment, the severity and duration of the decline in value, any change in value subsequent to year-end, and forecasted performance of the investee. Based on management’s evaluation, there was no impairment charges related to its equity investments for any of the periods presented.

(m)	Statutory Reserves

In accordance with the relevant laws and regulations of the PRC, PRC enterprises are required to transfer 10% of their after tax profit, as determined in accordance with PRC accounting standard and regulations to a general reserve fund until the balance of the fund reaches 50% of the registered capital of the enterprise. The transfer to this general reserve fund must be made before distribution of dividends can be made. As of December 31, 2009 and 2010, the PRC subsidiaries of the Company had appropriated RMB 201,247 and RMB 378,964 (US $57,419), respectively, to the general reserve fund, which is restricted from being distributed to the Company.

(n)	Derivative Financial Instruments and Hedging Activities

The Company recognizes all derivative instruments as either assets or liabilities in the balance sheet at their respective fair values. For derivatives designated in hedging relationships, changes in the fair value are either offset through earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in accumulated other comprehensive income, to the extent the derivative is effective at offsetting the changes in cash flows being hedged until the hedged item affects earnings.

The Company enters into derivative contracts that it intends to designate as a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge). For all hedging relationships, the Company formally documents the hedging relationship and its risk-management objective and strategy for undertaking the hedge, the hedging instrument, the hedged transaction, the nature of the risk being hedged, how the hedging instrument’s effectiveness in offsetting the hedged risk will be assessed prospectively and retrospectively, and a description of the method used to measure ineffectiveness. The Company also formally assesses, both at the inception of the hedging relationship and on an ongoing basis, whether the derivatives that are used in hedging relationships are highly effective in offsetting changes in cash flows of hedged transactions. For derivative instruments that are designated and qualify as part of a cash flow hedging relationship, the effective portion of the gain or loss on the derivative is reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings.

The Company discontinues hedge accounting prospectively when it determines that the derivative is no longer effective in offsetting cash flows attributable to the hedged risk, the derivative expires or is sold, terminated, or exercised, the cash flow hedge is designated because a forecasted transaction is not probable of occurring, or management determines to remove the designation of the cash flow hedge.

In all situations in which hedge accounting is discontinued and the derivative remains outstanding, the Company continues to carry the derivative at its fair value on the balance sheet and recognizes any subsequent changes in its fair value in earnings. When it is probable that a forecasted transaction will not occur, the Company discontinues hedge accounting and recognizes immediately in earnings gains and losses that were accumulated in other comprehensive income related to the hedging relationship.

(o)	Share-based Payment

The Company applies FASB ASC Topic 718, Compensation — Stock Compensation (“ASC Topic 718”) for share-based payments. Under ASC 718, the Company measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award and recognizes the costs over the period the employee is required to provide service in exchange for the award, which generally is the vesting period. The Company estimates grant date fair value using the Black-Scholes-Merton option-pricing model. The Company applies the fair value method for equity instrument issued to non-employee under FASB ASC Topic 505-50, Equity-based Payments to Non-employees (“ASC Topic 505-50”).

(p)	Revenue Recognition

Revenue is recognized when persuasive evidence of an arrangement exists, delivery of the product has occurred, the fee is fixed or determinable and collectibility is reasonably assured. These criteria as they relate to the sale of the Company’s products or services are as follows:

For all sales, the Company requires a contract or purchase order which quantifies pricing, quantity and product specifications.

For sales of PV modules from PRC to foreign customers, delivery of the products occurs at the point in time the product is delivered to the named port of shipment, which is when the risks and rewards of ownership are transferred to the customer. For sales of PV modules to domestic customers in PRC or by foreign subsidiaries, delivery of the product occurs at the point in time the product is received by the customer, which is when the risks and rewards of ownership have been transferred. Delivery is evidenced by a signed customer acceptance form for domestic sales and is evidenced by signed bills of lading for sales to foreign customers.

Sales of PV systems consist of the delivery, assembly and installation of PV modules, related power electronics and other components. The Company considers the PV system to be delivered, and the risks and rewards of ownership transferred, when installation of all components is complete and customer acceptance is received. Customer acceptance is evidenced by a signed project acceptance document. The assembly and installation of PV systems is short, generally lasting between 1 to 3 months, and requires advance payments from the customer.

Other revenue consists primarily of the sale of raw materials. Delivery for the sale of raw materials occurs at the point in time the product is delivered to the customer, which is when the risks and rewards of ownership have been transferred. Delivery is evidenced by a signed customer acceptance form.

Shipping and handling fees billed to customers are recorded as revenues, and the related shipping or delivery costs are recorded as selling expense.

Advance payments received from customers for the future sale of inventory are recognized as advances from customers in the consolidated balance sheets. Advances from customers are recognized as revenues when the conditions for revenue recognition described above have been satisfied. Advances from customers have been recognized as a current liability because the amount at each balance sheet date is expected to be recognized as revenue within twelve months.

In the PRC, value added tax (“VAT”) at a general rate of 17% on invoice amount is collected on behalf of tax authorities in respect of the sales of product and services and is not recorded as revenue. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability until it is paid to the tax authorities.

(q)	Research and Development and Government Grant

Research and development costs are expensed as incurred.

The Company is a party to research grant contracts with the PRC government under which the Company receives funds in advance for specified costs incurred in certain research projects. The Company records such amounts as a reduction to research and development expenses when the related research and development costs are incurred. The Company has recorded grant proceeds of RMB 3,675, nil and nil as a reduction to research and development expenses for the years ended December 31, 2008, 2009 and 2010, respectively.

(r)	Employee Benefits Plans

Pursuant to the relevant PRC regulations, the Company is required to make contributions for each employee at a rate of 20% on a standard salary base as determined by the local Social Security Bureau, to a defined contribution retirement program organized by the local Social Security Bureau. In addition, the Company is also required to make contributions for each employee at rates of 7.5%-10%, 1%-2% and 6.6%-13.6% of standard salary base for medical insurance benefits, unemployment and other statutory benefits, respectively. Total amount of contributions for the years ended December 31, 2008, 2009 and 2010 was RMB 15,051, RMB 27,128 and RMB 76,161 (US $11,540), respectively.

(s)	Warranty Cost

The Company’s PV modules are typically sold with a two or five-year limited warranty for defects in materials and workmanship, and a 10-year and 25-year warranty against declines of more than 10.0% and 20.0% of initial power generation capacity, respectively. As a result, the Company bears the risk of warranty claims long after the Company has sold its products and recognized revenues. The Company has sold PV modules only since January 2003, and none of the Company’s PV modules has been in use for more than eight years. In connection with the Company’s PV system sales in the PRC, the Company provides a one- to five-year warranty against defects in the Company’s modules, storage batteries, controllers and inverters.

The Company performs industry-standard testing to test the quality, durability and safety of the Company’s products. As a result of such tests, management believes the quality, durability and safety of its products are within industry norms. Management’s estimate of the amount of its warranty obligation is based on the results of these tests, consideration given to the warranty accrual practice of other companies in the same industry and the Company’s expected failure rate and future costs to service failed products. The Company’s warranty obligation will be affected by its estimated product failure rates, the costs to repair or replace failed products and potential service and delivery costs incurred in correcting a product failure. Consequently, the Company accrues the equivalent of 1% of gross revenues as a warranty liability to accrue the estimated cost of its warranty obligations. To the extent that actual warranty costs differ significantly from estimates, the Company will revise its warranty provisions accordingly.

Actual warranty costs are charged against the accrued warranty liability. Warranty expense is recorded as selling expense.

Changes in the carrying amount of accrued warranty liability are as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Beginning balance	60,780	123,649	189,233	28,672
Warranty expense for the current year	74,036	72,747	125,155	18,963
Warranty costs incurred or claimed	(11,167)	(7,163)	(10,747)	(1,628)

Total accrued warranty cost	123,649	189,233	303,641	46,007

Less: accrued warranty cost, current portion	8,957	14,789	22,469	3,404

Accrued warranty cost, excluding current portion	114,692	174,444	281,172	42,603

(t)	Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and any tax loss and tax credit carry forwards. Deferred income tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred income tax assets and liabilities of a change in tax rates or tax laws is recognized in the consolidated statements of operations in the period the change in tax rates or tax laws is enacted. A valuation allowance is provided to reduce the amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of Statement of Financial Accounting Standards No. 109” (“FIN 48”), included in FASB ASC Subtopic 740-10-25, which clarifies the accounting for uncertain tax positions and requires that the Company recognizes in the consolidated financial statements the impact of an uncertain tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company’s accounting policy is to accrue interest and penalties related to uncertain tax positions, if and when required, as interest expense and a component of general and administrative expenses, respectively, in the consolidated statements of operations.

(u)	Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated.

The Company is exposed to risks associated with liability claims in the event that the use of the PV products the Company sells results in injury. The Company does not maintain any third-party liability insurance coverage other than limited product liability insurance or any insurance coverage for business interruption. As a result, the Company may have to pay for financial and other losses, damages and liabilities, including, those in connection with or resulting from third-party product liability claims and those caused by natural disasters and other events beyond the Company’s control, out of its own funds, which could have a material adverse effect on its financial conditions and results of operations.

(v)	Segment Reporting

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions, allocating resources and assessing performance as the source for determining the Company’s reportable segments. Management has determined that the Company has only one operating segment, as that term is defined by FASB ASC Topic 280, Segment reporting.

(w)	Earnings Per Share

In accordance with FASB ASC Topic 260, Earnings Per Share, basic earnings per share is computed by dividing net income attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the year.

Diluted earnings per share is calculated by dividing net income attributable to ordinary shareholders as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the year. Ordinary equivalent shares consist of the ordinary shares issuable upon the conversion of convertible senior notes and senior secured convertible notes (using the if-converted method) and ordinary shares issuable upon the exercise of outstanding share options, restricted shares and warrants (using the treasury stock method). Potential dilutive securities are not included in the calculation of dilutive earnings per share if the impact is anti-dilutive.

(x)	Fair Value Measurements

The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which are categorized in one of the following levels:

•	Level 1 Inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date.

•	Level 2 Inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability.

•	Level 3 Inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.

See note (7) to the consolidated financial statements.

(z)	Recently Issued Accounting Standards

ASU 2009-13, Revenue Recognition

In October 2009, the FASB issued Accounting Standards Update (ASU) 2009-13, Revenue Recognition (Topic 605): Multiple-Deliverable Revenue Arrangements (EITF Issue No. 08-1, “Revenue Arrangements with Multiple Deliverables”). ASU 2009-13 amends FASB ASC Subtopic 605-25, Revenue Recognition — Multiple-Element Arrangements, to eliminate the requirement that all undelivered elements have vendor specific objective evidence of selling price (VSOE) or third party evidence of selling price (TPE) before an entity can recognize the portion of an overall arrangement fee that is attributable to items that already have been delivered. In the absence of VSOE and TPE for one or more delivered or undelivered elements in a multiple-element arrangement, entities will be required to estimate the selling prices of those elements. The overall arrangement fee will be allocated to each element (both delivered and undelivered items) based on their relative selling prices, regardless of whether those selling prices are evidenced by VSOE or TPE or are based on the entity’s estimated selling price. Application of the “residual method” of allocating an overall arrangement fee between delivered and undelivered elements will no longer be permitted upon adoption of ASU 2009-13. Additionally, the new guidance will require entities to disclose more information about their multiple-element revenue arrangements. ASU 2009-13 is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. Early adoption is permitted. The Company expects that the adoption of ASU 2009-13 in 2011 will not have a material impact on its consolidated financial statements.

Accounts Receivable	12 Months Ended
Dec. 31, 2010
Accounts Receivable [Abstract]
Accounts Receivable

(3)	Accounts Receivable

Accounts receivable is summarized as follows:

	December 31,
	2009	2010
	RMB	RMB	US $

Accounts receivable	2,073,923	2,218,801	336,182
Less: Allowance for doubtful accounts	(323,025)	(309,482)	(46,891)

Total accounts receivable, net	1,750,898	1,909,319	289,291

The following table presents the movement of the allowance for doubtful accounts:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Beginning balance	(2,618)	(986)	(323,025)	(48,943)
Additions	(938)	(322,668)	(788)	(119)
Reversal of allowance for doubtful accounts	1,155	—	13,886	2,104
Write-off of accounts receivable charged	1,415	629	445	67

Ending balance	(986)	(323,025)	(309,482)	(46,891)

As part of its ongoing control procedures, management monitors the creditworthiness of its customers to which it grants credit terms in the normal course of business. Credit terms are normally 10 days to 4 months from the date of billing. For certain customers the Company requires an advance payment before the sale is made. Such advance payments are reported as “advances from customers” in the Company’s consolidated balance sheets and amounted to RMB 30,554 and RMB 1,001,292 (US $151,711) as of December 31, 2009 and 2010, respectively. The Company also requires certain customers to secure payment by a letter of credit issued by the customers’ banks. Letters of credit have terms less than 30 days. Until the letter of credit is drawn and the amount is paid, the amount due from the customer is recorded as accounts receivable. As of December 31, 2009 and 2010, 95% and 91%, respectively, of accounts receivable were denominated in currencies other than the RMB.

Inventories	12 Months Ended
Dec. 31, 2010
Inventories [Abstract]
Inventories

(4)	Inventories

Inventories by major category consist of the following:

	December 31,
	2009	2010
	RMB	RMB	US $

Raw materials	950,072	1,182,606	179,183
Work-in-progress	308,323	588,582	89,179
Finished goods	406,626	753,768	114,207

Total inventories	1,665,021	2,524,956	382,569

Provisions to write-down the carrying amount of obsolete inventory to its estimated net realizable value amounted to RMB 7,506, RMB 9,590 and RMB 16,467 (US $2,495) for the years ended December 31, 2008, 2009 and 2010, respectively, and were recorded as cost of revenues in the consolidated statements of operations.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2010
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

(5)	Property, Plant and Equipment

Property, plant and equipment consist of the following:

	December 31,
	2009	2010
	RMB	RMB	US $

Buildings	724,164	1,413,575	214,178
Machinery and equipment	3,810,352	6,974,703	1,056,773
Furniture and fixtures	17,652	31,302	4,743
Motor vehicles	39,605	64,102	9,712
Construction in progress	2,549,038	2,473,924	374,837
Total property, plant and equipment	7,140,811	10,957,606	1,660,243
Less: Accumulated depreciation	(566,960)	(1,023,650)	(155,098)

Total property, plant and equipment, net	6,573,851	9,933,956	1,505,145

Depreciation expense on property, plant and equipment was allocated to the following expense items:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Cost of revenues	150,204	319,049	432,989	65,605
Selling expenses	203	303	1,817	275
General and administrative expenses	7,936	15,282	24,223	3,670
Research and development expenses	501	8,747	12,130	1,838

Total depreciation expense	158,844	343,381	471,159	71,388

The Company capitalized interest costs as a component of the cost of construction in progress as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Interest cost capitalized	47,523	144,179	272,369	41,268
Interest cost charged to income	162,131	376,336	438,011	66,365

Total interest cost incurred	209,654	520,515	710,380	107,633

Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2010
Derivative Instruments and Hedging Activities [Abstract]
Derivative Instruments and Hedging Activities

(6)	Derivative Instruments and Hedging Activities

The Company uses foreign currency forward contracts to manage its exposure to foreign currency risks arising from sales denominated in foreign currency and uses interest-rate-related derivative instruments to manage its exposure related to changes in interest rates on its variable-rate debt instruments. The Company does not speculate using derivative instruments.

Foreign Currency

The Company’s principal operating subsidiaries, Tianwei Yingli and Yingli Energy (China) Co., Ltd. (“Yingli China”) are located in the PRC with the Renminbi being its functional currency. However, the majority of these two entity’s sales are in currencies other than Renminbi, primarily the Euro. Any depreciation of the Euro against the Renminbi will generally result in foreign exchange losses and adversely affect the Company’s results of operations. With an aim to reduce its risk exposure, the Company, on a selected basis, enters into forward contracts with financial institutions to forward sell Euro when it entered into certain sales contracts denominated in Euro through its PRC operating subsidiaries. Some of these foreign currency forward contracts are qualified as foreign currency cash flow hedges at inception, and thus the change in the fair value of these hedge contracts were initially recognized in accumulated other comprehensive income and reclassified into the consolidated statements of operations in the period that the sale of the related hedged item is recognized or when hedge accounting is discontinued if the foreign currency forward contracts are no longer effective in offsetting cash flows attributable to the hedged risk. During the year ended December 31, 2009 and 2010, the Company entered into foreign currency forward contracts with a notional amount of Euro 94,650 and Euro 159,580, respectively, against its Euro denominated sales. As of December 31, 2009 and 2010, the Company had outstanding foreign currency forward contracts with notional amounts of Euro 2,230 and Euro 50,040, respectively.

Interest

The Company’s exposure to the risk of changes in market interest rates primarily relates to its bank borrowings. To finance its business operation and expansion, the Company’s PRC operating subsidiaries will obtain short-term and long-term bank borrowings. Some of bank borrowings carry variable interest rates. Interest expenses on these banking borrowings may increase as a result of change in market interest rates. With an aim to reduce its interest rate exposure, the Company entered into one long-term interest rate swap contract, with notional amount of US $70,000, in 2009. As of December 31, 2009 and 2010, the Company had outstanding interest rate swap contracts with notional amounts of US $62,000 and US $54,000, respectively.

Balance Sheet Classification

The following summarizes the fair values and location in the consolidated balance sheet of all derivatives held by the Company as of December 31, 2009 and 2010:

		Fair Value
	Balance Sheet Classification	2009	2010
		RMB	RMB	US $

Assets:
Foreign currency contract	Prepaid expenses and other current assets	—	3,834	581

Total derivatives designated as hedges		—	3,834	581

Liability:
Foreign currency contract	Other current liabilities and accrued expense	2,330	—	—
Interests rate swap	Other liabilities	22,986	30,663	4,646

Total derivatives not designated as hedges		25,316	30,663	4,646

Cash Flow Hedge Loss Recognition

The following summarizes the loss, recognized in the consolidated statement of operations, of derivatives designated and qualifying as cash flow hedges for the year ended December 31, 2009 and 2010: (nil for the year ended December 31, 2008:

			Location of Loss	Amount of Loss		Amount of Loss
	Amount of Loss		Reclassified from	Reclassified from		Recognized in
	Recognized in		Other	Other		Loss on
	Other		Comprehensive	Comprehensive		Derivative
Derivatives in Cash Flow	Comprehensive		Income into	Income into		(Ineffective
Hedging Relationships	Income		Income/Loss	Income/Loss		Portion)
	RMB	US $		RMB	US $	RMB	US $

2009
Foreign currency contracts	12,640	—	Foreign currency exchange losses	12,640	—	33,003	—
2010
Foreign currency contracts	54,679	8,285	Foreign currency exchange losses	54,601	8,273	—	—

Other Derivatives Gains (Losses) Recognition

The following summarizes the gains (losses) and the location in the consolidated statements of operations of derivatives not designated as hedging instruments for the year ended December 31, 2008, 2009 and 2010:

	Location of Gain
	(Loss) Recognized	Amount of Gain (Loss) Recognized in Income on
	in Income on	Derivative
	Derivative	2008	2009	2010
		RMB	RMB	RMB	US $

Derivatives Not Designated as Hedging Instruments
Foreign currency contracts	Foreign currency exchange gains (losses)	106,948	(1,420)	—	—
Interest rate swap	Interest expense	—	(22,986)	(22,945)	(3,477)

Total		106,948	(24,406)	(22,945)	(3,477)

Fair Value of Financial Instruments	12 Months Ended
Dec. 31, 2010
Fair Value of Financial Instruments [Abstract]
Fair Value of Financial Instruments

(7)	Fair Value of Financial Instruments

(a)	Fair Value Hierarchy

The Company adopted ASC Topic 820 (Statement 157) on January 1, 2008 for fair value measurements of financial assets and financial liabilities and fair value measurements of nonfinancial items that are recognized or disclosed at fair value in the financial statements on a recurring basis. ASC Topic 820 (Statement 157) establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•	Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3 inputs are unobservable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents the placement in the fair value hierarchy of liabilities that are measured at fair value on a recurring basis as of December 31, 2009 and 2010:

		Fair Value Measurements at
		December 31, 2009
		Quoted
		Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs
	2009	(Level 1)	(Level 2)	(Level 3)

Liabilities:
Foreign currency forward contract	2,330	—	2,330	—
Interests rate swap contract	22,986	—	—	22,986

Total	25,316	—	2,330	22,986

		Fair Value Measurements at
		December 31, 2010
		Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
	December 31,	Assets	Inputs	Inputs
	2010	(Level 1)	(Level 2)	(Level 3)

Assets:
Foreign currency forward contract	3,834	—	3,834	—

Total	3,834	—	3,834	—

Liabilities:
Interests rate swap contract	30,663	—	—	30,663

Total	30,663	—	—	30,663

The following table presents the Company’s activity for liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as defined in ASC Topic 820 (Statement 157) for the year ended December 31, 2009 and 2010:

Liabilities
Interest Rate Swap

Balance at December 31, 2008	—
Total realized and unrealized losses:
Included in income	22,986
Included in other comprehensive income	—

Balance at December 31, 2009	22,986

Total losses for 2009:
included in income attributable to the change in unrealized losses relating to liabilities held at December 31, 2009	22,986

Liabilities
Interest Rate Swap

Balance at December 31, 2009	22,986
Total realized and unrealized losses:
Included in income	22,945
Included in other comprehensive income	—
Settlement	(15,268)

Balance at December 31, 2010	30,663

Total losses for 2010:
included in income attributable to the change in unrealized losses relating to liabilities held at December 31, 2010	7,677

(b)	Fair Value of Financial Instruments

Management used the following methods and assumptions to estimate the fair value of financial instruments at the relevant balance sheet dates:

•	Short-term financial instruments (cash, restricted cash, accounts receivable, amounts due from related parties, accounts payable, short-term borrowing, and amounts due to related parties) — cost approximates fair value because of the short maturity period.

•	Non-current restricted cash — carrying amount approximates fair value. The fair value was estimated using discounted cash flow analysis, based on the Company’s incremental borrowing rates for similar borrowing.

•	Long-term debt and long-term payable (included in other liabilities) — fair value is based on the amount of future cash flows associated with each debt instrument discounted at the Company’s current borrowing rate for similar debt instruments of comparable terms. The carrying value of the long-term debt and long-term payable approximate their fair values as all the long-term debts and long-term payable carry variable interest rates which approximate rates currently offered by the Company’s bankers for similar debt instruments of comparable maturities.

•	Convertible senior notes — as of December 31, 2009 and 2010, the fair value of the convertible senior notes, determined based on quoted market value of the notes, was approximately US $187,448 and US $1,395 (RMB9,239), respectively.

•	Senior secured convertible notes — It is not practicable to estimate the fair value of the Company’s senior secured convertible notes without incurring excessive costs because of the lack of a unobservable market data and complexity of the conversion rate adjustment feature. Additional information pertinent to these notes is provided in Note 12.

•	Medium-term notes — fair value is based on the amount of future cash flows associated with the debt instrument discounted at the Company’s current borrowing rate for similar debt instruments of comparable terms. As of December 31, 2010, the carrying value of the medium-term notes approximate its fair value as the current incremental borrowing rate for similar types of borrowing arrangements did not differ significantly from the borrowing rate carried by the medium-term notes.

•	Foreign currency forward contract — as of December 31 2009 and 2010, the fair value is determined by discounting estimated future cash flow, which is based on the changes in the forward rate.

•	Interests swap contract — as of December 31, 2009 and 2010 the fair value is determined by using pricing models developed based on the LIBOR swap rate and other unobservable market data.

Equity Investments	12 Months Ended
Dec. 31, 2010
Equity Investments [Abstract]
Equity Investments

(8)	Equity Investments

Equity investments are RMB 20,674 and RMB 25,804 (US $3,910) as of December 31, 2009 and 2010, respectively, which are included in other assets in the consolidated balance sheets.

The Company’s 50% equity investment in Tibet Tianwei Yingli New Energy Resources Co., Ltd. (“Tibetan Yingli”) is accounted for under equity method. As of December 31, 2009 and December 31, 2010, the Company’s advances to Tibetan Yingli were RMB 9,457 and RMB 9,308 (US $1,410), respectively, to assist Tibetan Yingli in supporting their operating activities.

In July 2007, the Company acquired a 30% equity interest in Baoding Dongfa Tianying New Energy Resources, Co., Ltd. (“Dongfa Tianying”) for RMB 3,000. The purchase price approximated 30% of the fair value of Dongfa Tianying’s net assets. Consequently, no investor level goodwill was recognized. In April 2009, the Company disposed the investment with proceeds of RMB 3,000 and loss of RMB 940 was recorded as “equity in losses of affiliates, net” for the year ended December 31, 2009.

In October 2008, the Company acquired a 44% equity interest in Beijing Gelin Science and Electronics Technologies Co., Ltd. (“Beijing Gelin”) for RMB 2,000 (US $293). The purchase price approximated 44% of the fair value of Beijing Gelin’s net assets. Consequently, no investor level goodwill was recognized.

In February 2009, Yingli China and two other entities, unrelated to the Company, established Beijing Badaling Green Photovoltaic Power Generation Co., Ltd.. Yingil China contributed RMB 600 to acquire a 10% equity interest. The investment is accounted for under cost method.

In September 2009, Yingli China and two other entities, unrelated to the Company, established Hainan Solar Power Company Limited. Yingli China contributed RMB 6,000 to acquire a 20% equity interest. The investment is accounted for under equity method.

In February 2010, Yingli China and two other entities, unrelated to the Company, established Beijing Jingyi Renewable Energy Engineering Co., Ltd.. Yingli China contributed RMB 10,000 (US $1,515) to acquire a 10% equity interest. The investment is accounted for under cost method.

Borrowings	12 Months Ended
Dec. 31, 2010
Borrowings [Abstract]
Borrowings

(9)	Borrowings

(a)	Current

Short-term bank borrowings and current installments of long-term debt consist of the following:

	Year Ended December 31,
	2009	2010
	RMB	RMB	US $

Guaranteed by bank deposit	61,782	869,415	131,730
Guaranteed by related parties	370,000	1,647,241	249,582
Guaranteed by third party	30,000	—	—
Guaranteed by property, plant and equipment	—	853,000	129,242
Unsecured loans	1,756,626	1,826,160	276,691
Current instalments of long-term debt (note b)	1,282,619	662,062	100,312

Total short-term borrowings and current instalments of long-term debt	3,501,027	5,857,878	887,557

Short-term bank borrowings outstanding (including the current portion of long-term debt) as of December 31, 2009 and December 31, 2010 bore a weighted average interest rate of 5.05% and 4.85% per annum, respectively. All short-term bank borrowings mature and expire at various times within one year. These facilities contain no specific renewal terms. The Company has traditionally negotiated renewal of certain facilities shortly before they mature.

b)	Non-current

	Year Ended December 31,
	2009	2010
	RMB	RMB	US $

Long-term bank debt:
Secured loan from China Development Bank	423,348	357,626	54,186
Unsecured loan	1,612,080	1,372,527	207,959
Guaranteed by related parties	—	198,681	30,103
Secured by multiple assets	—	929,710	140,865
Borrowings from other parties:
Guaranteed by related parties	—	300,000	45,454

	2,035,428	3,158,544	478,567
Less: current portion	(1,282,619)	(662,062)	(100,312)

Total long-term borrowings	752,809	2,496,482	378,255

In September 2008, Tianwei Yingli entered into a five-year loan of US $75,000 at an interest rate of 6-month LIBOR plus 3% per annum with DEG — Deutsche Investitions — und Entwicklungsgesellschaft mbH, Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden N.V. and Société de Promotion et Participation. pour la Coopération Économique. The loan is unsecured, guaranteed by Yingli Green Energy and repayable in semi-annual installment of US $9,375 starting from March 15, 2010.

Under its debt agreement, the Company is required to maintain certain financial ratios, including current ratio and net debt to earnings before income taxes, depreciation and amortization ratio. Further, the debt agreements contain restrictions on transfers of assets, loans and contributions over RMB 20,000 to the borrower’s subsidiaries and the sales, transfer or disposal of any assets over RMB 300,000.

In December 2008, Yingli China entered into an eight-year US $70,000 loan agreement at an interest rate of 6-month LIBOR plus 6% per annum with China Development Bank. The loan is guaranteed by Tianwei Yingli and Mr. Liansheng Miao, the Company’s chairman and CEO, and secured by Yingli China’s fixed assets. The loan is repayable in annual installment of US $8,000 for the first two years and US $9,000 for the remaining six years, respectively, commencing in December 2009.

In April 2009, Tianwei Yingli entered into a RMB 700,000 loan agreement at an interest rate of 5.01%, maturing in 14-18 months and a 16-month US $14,640 (RMB 99,965) loan agreement at an interest rate of 6-month LIBOR plus 3% per annum with the Export-Import Bank of China. Both of the loans were unsecured and are repayable upon maturity.

In May 2010, Tianwei Yingli entered into a three-year US $20,000 loan agreement at an interest rate of 12-month LIBOR plus 1.7% per annum with Luso International Banking Ltd. The loan is secured by Yingli Green Energy and repayable upon maturity.

In May 2010, Yingli China entered into a 16-month RMB 300,000 (US $45,455) loan agreement at an interest rate of 5.4% per annum with Baoding Commercial Bank Co., Ltd, who transferred the loan to Zhongyuan Trust Co., Ltd on October 22, 2010. The loan is guaranteed by Yingli Group, a PRC company controlled by the Chief Executive Office of the Company, Mr. Liansheng Miao and repayable upon maturity.

In May 2010, Hainan Yingli New Energy Resources Co., Ltd. (“Hainan Yingli”) entered into a five-year RMB 180,000 (US $27,273) loan agreement at an interest rate of 5.76% per annum with Industrial and Commercial Bank of China Limited. The loan is guaranteed by Yingli Green Energy and repayable in semi-annual installment of RMB 20,000 starting from August 2011.

In June 2010, Hainan Yingli entered into a five-year RMB 220,000 (US $33,333) loan agreement at a floating interest rate of the five-year Renminbi benchmark loan rates plus an additional surcharge of 2.5% on the benchmark loan rate per annum with Bank of Communications Co., Ltd. The loan is guaranteed by Yingli Green Energy and repayable in an annual installment of RMB 55,000 starting from June 2010.

In July 2010, Yingli China entered into a five-year RMB 500,000 (US $75,758) loan agreement at an interest rate of 6.22% per annum with Bank of Communications Co., Ltd. The loan is guaranteed by Yingli Group and Yingli Green Energy and secured by Yingli China’s fixes assets. The loan is repayable in annual installment of RMB 70,000, RMB 140,000, RMB 170,000 and RMB 120,000 in 2011, 2012, 2013 and 2014, respectively.

In August 2010, Tianwei Yingli entered into a two-year RMB 1,000,000 (US $151,515) loan agreement at an interest rate applicable to the Export Seller’s Credit which is renewed quarterly with the Export-Import Bank of China. The loan is unsecured and repayable upon maturity.

The aggregate maturities of long-term debt for each of the five years subsequent to December 31, 2010 are: RMB 662,062 in 2011, RMB 1,436,835 in 2012, RMB 579,289 in 2013, RMB 251,546 in 2014, and RMB 132,659 in 2015.

As of December 31, 2010, the Company has unused lines of credit of RMB 2,351 million (US $356 million) for short-term financing and RMB 1,307 million (US $198 million) for long-term financing.

Structured Loan	12 Months Ended
Dec. 31, 2010
Structured Loan [Abstract]
Structured Loan

(10)	Structured Loan

In January 2009, Yingli China entered into a credit agreement with a fund managed by Asia Debt Management Hong Kong Limited (“ADM Capital”) for a three-year loan facility of up to US $80,000 with an interest rate of 12% per annum. In connection with the loan, the Company granted detachable warrants to ADM Capital (“ADM warrants”), exercisable with respect to approximately one-fifth of the warrants every six months starting from the drawdown date of the loan to the third anniversary of the drawdown date of the loan. Each warrant grants the right to acquire one ordinary share at an initial strike price based on the 20-trading day volume weighted average closing price per ADS on the New York Stock Exchange for the period prior to the issuance of the warrant, subject to customary anti-dilution and similar adjustments. In addition, the strike price of the warrants was subject to adjustment based on the volume weighted average closing price per ADS on the New York Stock Exchange for the 20-trading day period commencing on the first business day following the announcement of the 2008 audited annual results if certain conditions as defined in the indenture agreement are met. The Company announced its 2008 audited annual results on June 15, 2009, which did not result in any adjustment to the strike price. The number of warrants to be granted will be determined based on the final size of the loan on the drawdown date but in no event will exceed 6,600,000. The warrant holder has a call option which requires the Company at its discretion to settle the warrants in cash, shares or a mix of cash and shares. The total settlement amount for any option equals the notional amount exercised (i.e. the number of shares issuable under exercised warrants) for such option multiplied by the greater of (i) zero and (ii) the difference between the exercise price relating to such warrant minus the strike price. Further, the warranty holder has a put option, which requires the Company to purchase all unexercised warrants on the termination date at a price of US $7.00 per warrant. In addition, Yingli Power Holding Company limited (“Yingli Power”), an investment holding company, which held approximately 43% of the equity interest in Yingli Green Energy as of January 2009 and is controlled by Mr. Liansheng Miao, the Company’s chairman and CEO, pledged certain ADS of the Company as the collateral for the loan and warrants. The pledged shares will be released upon the Company’s repayment of the loan and the warrant holder’s exercise or termination of the warrants.

On April 7, 2009, the Company drew down US $50,000 (RMB 341,795) of the loan facility and granted 4,125,000 warrants under the warrant agreement at an initial strike price of US $5.64. Management determined that the warrants should be accounted for as a liability initially at fair value and measured subsequently at fair value with changes in fair value recognized in earnings. US $35,021 (RMB 239,307) representing the fair value of the warrants as of April 7, 2009 was bifurcated from the proceeds and recognized as a debt discount. The debt discount is amortized as interest expense using the effective interest rate method over the three-year period the loan is expected to be outstanding. The fair value of the warrants increased to US $55,811 (RMB 381,297) as of June 30, 2009, which took into account the adjustment to the initial strike price and other modifications as described below, and the change of US $20,790 (RMB 141,990) in the fair value of the warrants was recognized as a loss from revaluation of embedded derivative in the statements of operations directly.

On June 29, 2009, the Company repaid the loan in full and paid an early repayment penalty of US $1,000. Upon the repayment, the early repayment penalty, unamortized debt discount and unamortized issuance cost totaling US $35,817 million (RMB 244,744) were charged to the statements of operations as loss on debt extinguishment.

On June 30, 2009, the Company and ADM Capital revised the warrant agreement and modified the terms as follows:

•	The initial strike price decreased from US $5.64 per share to US $5.06 per share;

•	Upon the exercise of the put option by the warrant holders, the Company may, at its sole discretion, elect to settle the put price in (i) cash, (ii) shares or (iii) a combination of cash and shares; and

•	Established a limit on the number of ordinary shares the Company is obligated to issue upon the exercise of the put option by the warrant holder.

This modification allows the Company, at its discretion, to settle the obligation under the put option by issuing equity shares instead of transferring assets (i.e. cash). Management believes that it is more predominant that the warrant holder will exercise its call option under which the Company, at its discretion, could pay cash or issue a variable (but determinable) number of shares to settle the warrants. As a result, the warrants (without the written put option feature) would have been considered indexed to the Company’s own stock and would be classified in shareholders’ equity. The Company reclassified the entire liability balance of US $55,811 to shareholders’ equity accordingly.

In 2010, 1,650,000 warrants were exercised and 1,010,211 ordinary shares were issued by the Company.

Convertible Senior Notes	12 Months Ended
Dec. 31, 2010
Convertible Senior Notes [Abstract]
Convertible Senior Notes

(11)	Convertible Senior Notes

On December 13, 2007, the Company sold in a public offering an aggregate US $172,500 principal amount zero coupon convertible senior notes due 2012 (the “Convertible Senior Notes”). The net proceeds from the offering, after deducting the offering expenses payable by the Company, were approximately US $166,800. The Convertible Senior Notes are convertible, subject to dilution protection adjustment, at an initial conversion rate of 23.0415 ADSs per US $1 principal amount of Convertible Senior Notes (equivalent to a conversion price of approximately US $43.40 per ADS, and a total number of shares to be converted of 3,974,659). Unless previously redeemed, repurchased or converted, the Convertible Senior Notes mature on December 15, 2012, at a redemption price of US $1.2883 which is equivalent to 128.83% of the US $1 principal amount to be redeemed.

The Convertible Senior Notes become convertible if any of the following conditions are satisfied:

(i) the closing sale price of the ADSs for 20 days in a 30 days period exceeds 120% of the conversion price in effect on the last trading day of a quarter end;

(ii) the average trading price of the Convertible Senior Notes is equal to or less than 97% of the average conversion value of the Convertible Senior Notes. The conversion value is the product of the closing sales price per ADS and the conversion rate;

(iii) the occurrence of certain corporate transactions; and

(iv) at any time from October 15, 2012 to December 12, 2012.

In lieu of delivery of ADSs in satisfaction of the Company’s obligation upon conversion of the Convertible Senior Notes, the Company may elect to deliver cash or a combination of cash and ADS, as defined in the indenture agreement, based on the portion the Company elects to settle by ADS and the average ADS trading price.

The Company may, at its option, redeem the Convertible Senior Notes, at any time on or after December 15, 2008 and prior to December 15, 2010 at a price in cash equal to the early redemption amount (“Early Redemption Amount”) if the trading price of the ADSs for at least 20 days in a 30 days period exceeds 150% of the Early Redemption Amount of the notes divided by the conversion rate. The Early Redemption Amount is calculated pursuant to a formula to provide the Note Holders a return of 5.125% per annum, compounded semi-annually. Further, at any time on or after December 15, 2010, the Company has the right to redeem the Convertible Senior Notes at a price in cash equal to the Early Redemption Amount if the trading price of the ADSs for at least 20 trading days in the 30 consecutive trading day period ending on the date one trading day prior to the date of the notice of redemption exceeds 130% of the Early Redemption Amount of the notes divided by the conversion rate.

On December 15, 2010 (the “Purchase Date”), the holders of the Convertible Senior Notes may require the Company to purchase all or a portion of their outstanding Convertible Senior Notes pursuant to a formula to provide the holders a return of 5.125% per annum, compounded semi-annually. If a fundamental change (as defined) occurs, the holders may be entitled to a make-whole premium in the form of an increase in the conversion rate or may require the Company to repurchase all or a portion of the Convertible Senior Notes for cash at a repurchase price equal to the Early Redemption Amount.

The Convertible Senior Notes are the Company’s senior unsecured obligations and rank equally with all of its existing and future senior unsecured indebtedness, which are effectively subordinated to all of the Company’s existing and future secured indebtedness and all existing and future liabilities of Yingli Green Energy’s subsidiaries, including trade payables.

Management has determined that the conversion feature embedded in the Convertible Senior Notes should not be bifurcated and accounted for as a derivative pursuant to FASB ASC Topic 815-15, since the embedded conversion feature is indexed to the Company’s own stock and would have been classified in shareholders’ equity if it were a free-standing derivative instrument. Further, management has determined that the embedded call and put options that may accelerate the settlement of the Convertible Senior Notes are clearly and closely related to the debt host contract because the amount paid upon settlement is fixed at a price equal to the principal amount plus any unpaid guaranteed return to the note holders. Therefore, the embedded call and put options are not accounted for as a separate derivative pursuant to FASB ASC Topic 815-15.

Since the conversion price of the Convertible Senior Notes exceeds the market price of the Company’s ordinary shares on the date of issuance, no portion of the proceeds from the issuance was accounted for as attributable to the conversion feature. Costs incurred by the Company that were directly attributable to the issuance of Convertible Senior Notes, were deferred and being charged to the consolidated statements of operations using the effective interest rate method.

On January 1, 2009, the Company adopted FASB ASC Topic 470-20, Debt with conversion and Other Option, which requires recognition of both the liability and equity components of convertible debt instruments with cash settlement features. As a result of the adoption of ASC 470-20, the accompanying financial statements reflect the retroactive adjustments to separately account for the debt and equity components (conversion option) of the Convertible Senior Notes as of the date of issuance. The equity component (conversion option) of the Convertible Senior Notes was determined to be US $6,046 (RMB 44,479) at the issuance date and, accordingly, the initial carrying amount of the Convertible Senior Notes was reduced to US $166,454 (RMB 1,224,569). The resulting debt discount of US $6,046 (RMB 44,479) is amortized and interest expense is recognized using an effective interest rate of 6.46%. Further, the Convertible Senior Notes are classified as a current liability as of December 31, 2009 due to the holder’s option to require the Company to repurchase the Convertible Senior Notes on December 15, 2010.

On December 15, 2010, US $171,300 (RMB 1,140,276) aggregate principle amount of the Convertible Senior Notes plus the accrued unpaid interest payable of US $28,145 (RMB 187,347) was repurchased by the Company and settled in cash, and the remaining principle balance of US $1,200 (RMB 7,947) will be settled upon the maturity on December 13, 2012 and was thus classified as a non-current liability as of December 31, 2010.

The Convertible Senior Notes as of December 31, 2009 and 2010 are summarized in the following table:

	Year Ended December 31,
	2009	2010
	RMB	RMB	US $

Principal amount of Convertible Senior Notes	1,177,864	7,947	1,204
Cumulative interest payable	128,202	174	26
Unamortized debt discount	(14,223)	—	—

Net carrying amount	1,291,843	8,121	1,230

Carrying amount of additional paid-in-capital	43,016	43,016	6,518

Conversion option subject to cash settlement or debt discount is amortized as interest expense through December 15, 2010, the earliest date the holders of the Convertible Senior Notes can demand payment. Debt issuance costs of US $5,473 as of December 13, 2007 have been capitalized and are being amortized on a straight-line basis, which approximate the effective interest rate method from the date the convertible notes were issued to December 15, 2010.

Interest relating to the Convertible Senior Notes was recognized as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Contractual coupon interest	59,826	65,263	64,786	9,816
Amortization of debt discount	12,938	12,871	14,103	2,137
Amortization of debt issuance costs	12,453	12,453	11,846	1,795
Interest cost capitalized	(19,316)	(25,092)	(34,789)	(5,271)

Total interests expense	65,901	65,495	55,946	8,477

Senior Secured Convertible Notes	12 Months Ended
Dec. 31, 2010
Senior Secured Convertible Notes [Abstract]
Senior Secured Convertible Notes

(12)	Senior Secured Convertible Notes

In 2009, the Company entered into a note purchase agreement with Trustbridge Partners II, L.P., for up to US $50,000 in senior secured convertible notes (“Notes”). A first tranche of US $20,000 (RMB 136,564) Notes was issued in connection with the financing of the Cyber Power acquisition on January 16, 2009 (“First Tranche”). Additional Notes, which are referred to as the “Second Tranche”, for an aggregate principal amount of US $29,449 (RMB 201,084) was issued on July 2, 2009.

The Notes carry an interest rate of 10% per annum which is paid on a quarterly basis and were convertible into the Company’s ordinary shares at an initial conversion rate of 17,699 ordinary shares per US $100 principal amount of Notes (equivalent to a conversion price of approximately US $5.65 per ADS), subject to certain adjustments. At issuance, each of the Second Tranche Notes will initially be convertible at the conversion rate applicable to the outstanding First Tranche Notes. Unless previously redeemed, repurchased or converted, the Notes mature on January 25, 2012 at a redemption price equal to 152% of the principal amount which guaranteed a rate of return of 15% per annum in addition to the stated coupon rate of 10% per annum aforementioned.

The holders of the Notes have the right, at any time prior to the maturity date of the Notes, to convert the principal amount of the Note plus any accrued but unpaid interest, into shares of the Company.

In addition to the standard dilution protection adjustments, the conversion rate shall be adjusted under the following conditions:

(i) If the Company issues shares at a price less than the ten day average share price, the conversion rate shall be increased such that the conversion price is equal to such issuance price. No adjustment is made to decrease the conversion rate;

(ii) The conversion rate shall be increased such that the conversion price is equal to the average daily volume-weighted average share price (“VWAP”) (20 day forward looking) as of each of the following dates: (a) the date the Company releases its earnings results for fiscal year 2008; (b) the date the Company releases its earnings results for the second fiscal quarter 2009, and (c) the date the Company releases its earnings results for fiscal year 2009. No adjustment is made to decrease the conversion rate. On February 10, 2009, the Company released its earnings results for fiscal year 2008 and the conversion rate was increased to 22,933 per US $100 (approximately US $4.36 per ADS); and

(iii) On March 31, June 30, September 30 and December 31 of each year, commencing on June 30, 2010, the conversion rate shall be increased such that the conversion price is equal to the average daily VWAP of the share (20 day backward looking). No adjustment is made to decrease the conversion rate.

Upon a change of control or a termination of trading, the holders of the Notes can require the Company to repurchase all or any portion of the Notes in cash at a price that guarantees a rate of return of 15% per annum in addition to the stated coupon rate of 10% per annum.

The Notes are guaranteed by Mr. Liansheng Miao, the chairman and CEO of the Company, and Yingli Power. In addition, Yingli Power pledged certain ADS of the Company as the collateral for the Notes. Upon any conversion of the Notes into shares of the Company, the collateral shares will be released based on a formula as defined in the indenture agreement. In no event is Yingli Power required to put any additional collateral shares.

Management determined that the conversion feature embedded in the Notes is required to be bifurcated and accounted for as a derivative pursuant to FASB ASC Topic 815, Derivatives and Hedging. The fair value of the conversion feature for the First Tranche as of January 16, 2009 was US $11,969 (RMB 81,538) and bifurcated from the Notes of US $20,000 (RMB 136,766) as a debt discount. The debt discount of US $11,969 (RMB 81,538) is amortized over the three-year period the Notes are expected to be outstanding as interest expense using the effective interest rate method. The fair value of the conversion feature increased to US $25,033 (RMB 170,893) as of May 18, 2009, the modification date as described below. The change of US $13,064 (RMB 89,355) in the fair value of the embedded derivative liability was recognized as a loss from revaluation of embedded derivative in the statements of operations directly.

On May 18, 2009, the Company entered into a supplemental indenture that established a limit on the number of ordinary shares the Company is obligated to issue, as well as a covenant that prohibits the Company from issuing equity at below market price, subject to certain exceptions. As a result the embedded conversion feature of the Notes discontinued derivative accounting. The fair value of the embedded conversion feature of the First Tranche of the Notes has been classified in shareholders’ equity, with amount of US $25,033 (RMB 170,893) on the date of modification.

At the issuance date, which is also the commitment date of the Second Tranche of the Notes, given that the market price of the ADS was far above the conversion price, all the proceeds from the Second Tranche on July 2, 2009 was recorded as beneficial conversion feature and thus credited to additional paid-in capital. The resulting debt discount of US $29,449 (RMB 201,210) is amortized over 2.5 years, representing the period of the senior secured convertible note is expected to be outstanding as additional non-cash interest expense using the straight line method.

On June 10, 2009, US $8,721 (RMB 59,596) of the First Tranche of the Notes was converted to 2,000,000 ordinary shares. In accordance with FASB ASC Topic 815-10, Derivatives and Hedging-Overall, US $4,520 (RMB 30,890), representing the relevant unamortized debt discount remaining at the date of conversion, was recorded as interest expense for the year ended December 31, 2009.

On August 10, 2010, US $11,279 (RMB 76,410) of the First Tranche of the Notes and US $1,804 (RMB 12,221) of the Second Tranche of the Notes were converted to 2,586,630 and 413,714 ordinary shares, respectively. On September 21, 2010, US $13,083 (RMB 87,652) of the Second Tranche of the Notes was converted to 3,000,344 ordinary shares. US $7,514 (RMB 50,857), representing the relevant unamortized debt discount remaining at the dates of conversion was recorded as interest expense for the year ended December 31, 2010.

Medium-term notes	12 Months Ended
Dec. 31, 2010
Medium-term notes [Abstract]
Medium-term notes

(13)	Medium-term notes

Tianwei Yingli has registered its plan to issue up to RMB 2,400,000 (US $363,636) RMB-denominated unsecured five-year medium-term notes (the “Registered Issue”) with the PRC National Association of Financial Market Institutional Investors (“NAFMII”) on October 13, 2010. The Registered Issue allows Tianwei Yingli to issue RMB-denominated unsecured five-year medium-term notes in two tranches on the PRC inter-bank debenture market. The First Tranche Issue with RMB 1,000,000 (US $151,515) was completed on October 13, 2010 and will mature on October 13, 2015. Tianwei Yingli has an option to call the notes at the end of the third year from issuance. Upon exercise of the call option, the re-purchase amount equals to the par value of the notes plus any unpaid interest. The First Tranche bears a fixed annual interest rate of 4.3% per annum in the first three years, which will increase to 5.7% per annum in the remaining two years if Tianwei Yingli chooses not to call the notes on October 13, 2013.

Management believes that the Company will not exercise the call option at the end of the third year from issuance and computed the effective interest rate of 4.82% evenly for the entire contract term of 5 years.

Long-term payable	12 Months Ended
Dec. 31, 2010
Long-term payable [Abstract]
Long-term payable

(14)	Long-term payable

In September 2009, Yingli China and two other entities, unrelated to the Company, contributed RMB 100 million, RMB 60 million and RMB 40 million, to establish Hainan Yingli New Energy Resources Co., Ltd. (“Yingli Hainan”), with equity interest of 50%, 30% and 20%, respectively. In 2010, Yingli China and these two entities, contributed RMB 150 million, RMB 90 million and RMB 60 million to Yingli Hainan, respectively. Through an agreement with the 30% equity owner, Yingli China is committed, within a period of three years, to purchase the 30% equity ownership at RMB 150 million plus interest expenses at a 3-year bank borrowing rate. Any equity return distributed to the 30% equity owner prior to the purchase will be refunded to Yingli Hainan, which is exclusively for the beneficiary of Yingli China.

Yingli Hainan is determined to be a VIE. Through the agreement, Yingli China absorbs 80% of Yingli Hainan’s expected losses and receives 80% of Yingli Hainan’s expected residual returns and therefore Yingli China has determined that it is the primary beneficiary of Yingli Hainan. The financial statements of Yingli Hainan have been included in the consolidated financial statements of the Company and 20% variable interest not held by the Company is shown as noncontrolling interest. RMB 150,000 cash contribution from the 30% equity owner was accounted for by the Company as a financing arrangement pursuant to FASB ASC Subtopic 480-10, Distinguishing Liabilities from Equity-Overall. A liability of RMB 60,810 and RMB 157,654 (US $23,887) representing the 30% equity owner’s cash contribution of RMB 60,000 and RMB 150,000 (US $22,727) plus accrued unpaid interest is included in “other liabilities” in the consolidated balance sheet as of December 31, 2009 and 2010, respectively. The Company’s consolidated assets do not include any collateral for the obligations of Yingli Hainan.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

(15)	Income Taxes

Cayman Islands and British Virgin Islands

Under the current laws of the Cayman Islands and British Virgin Islands, Yingli Green Energy and Yingli Green Energy (International) Holding Company Limited (“Yingli International”) are not subject to tax on income or capital gains. In addition, upon any payment of dividend by Yingli Green Energy or Yingli International, no Cayman Islands or British Virgin Islands withholding tax is imposed.

PRC

The Company’s PRC subsidiaries file separate income tax returns. Under the new Enterprise Income Tax Law (“new EIT law”) effective on January 1, 2008, the EIT rate for all enterprises is 25%. In addition, entities that qualify as “High and New Technology Enterprises” under the new EIT law are entitled to a preferential EIT rate of 15%.

Yingli Green Energy’s PRC operating subsidiaries are subject to the following EIT rates:

•	Prior to the adoption of new EIT law, Tianwei Yingli, as a foreign invested enterprise, was entitled to an exemption from state tax for two years and a 50% reduction in state tax in the subsequent three years starting from its first profit-making year (“2+3 Holiday”). In addition, Tianwei Yingli was also entitled to an exemption from local tax for five years and a 50% reduction in local tax in the subsequent five years starting from its first profit-making year. In accordance with the PRC income tax law, Tianwei Yingli elected to defer the commencement of the abovementioned tax holidays until January 1, 2007. Further, the new EIT law and its relevant regulations provide a grandfathering treatment of the 2+3 Holiday. Therefore, for the year ended December 31, 2008, Tianwei Yingli was fully exempt from EIT.

In December 2008, Tianwei Yingli was recognized by the Chinese government as a “High and New Technology Enterprise” under the new EIT law and entitled to the preferential EIT rate of 15% from 2008 to 2010. Under the new EIT law, where the transitional preferential EIT policies and the preferential policies prescribed under the new EIT law and its implementation rules overlap, an enterprise shall choose to carry out the most preferential policy, but shall not enjoy multiple preferential policies. Tianwei Yingli has chosen to enjoy the abovementioned 2+3 Holiday grandfathering treatment instead of the preferential EIT rate of 15% available for a “High and New Technology Enterprise” under the new EIT law. As a result, Tianwei Yingli is entitled to a preferential EIT rate of 12.5% from 2009 to 2011.

•	Yingli China was established in October 2007 and was recognized by the Chinese government as a “High and New Technology Enterprise” under the new EIT law In December 2008. As a result, Yingli China is entitled to the preferential EIT rate of 15% from 2008 to 2010.

•	Fine Silicon Co., Ltd., acquired by the Company on January 7, 2009, was also recognized by the Chinese government as a “High and New Technology Enterprise” under the new EIT law in November 2009. As a result, Fine Silicon is entitled to the preferential EIT rate of 15% from 2009 to 2011.

•	For all other PRC subsidiaries, the EIT rate is 25% in 2008, 2009 and 2010.

Other countries

Yingli Green Energy Europe GmbH (“Yingli Europe”) and Yingli Green Energy Greece Sales GmbH (“Yingli Greece”), two major overseas subsidiaries of the Company, are located in Germany and subject to a corporation income tax rate of 15% plus a solidarity surcharge of 5.5% on corporation income taxes and a trade income tax rate of 12.775%, resulting in an aggregate income tax rate of 28.6%.

The components of earnings (loss) before income taxes for the years ended December 31, 2008, 2009 and 2010 are as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Cayman Islands	(147,336)	(654,814)	(341,512)	(51,744)
PRC	1,096,796	116,646	2,304,362	349,146
Other foreign countries	(7,922)	53,607	68,649	10,401

Total earnings (loss) before income taxes	941,538	(484,561)	2,031,499	307,803

Income tax expense (benefit) in the consolidated statements of operations consists of the following:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Current tax expense:
PRC	2,996	94,169	323,539	49,020
Other countries	1,486	9,253	24,998	3,788

Total current income tax expense	4,482	103,422	348,537	52,808

Deferred PRC income tax benefit	(10,070)	(135,253)	(15,071)	(2,284)
Total income tax expense (benefit)	(5,588)	(31,831)	333,466	50,524

The actual income tax expense (benefit) reported on the consolidated statements of operations differs from the amounts computed by applying the PRC EIT rate of 25% in 2008, 2009 and 2010 to earnings (loss) before income taxes as a result of the following:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Computed “expected” tax expense (benefit)	235,385	(121,140)	507,875	76,951
Tax rate differential, preferential rate	(340)	22,923	(98,715)	(14,957)
Non-PRC tax rate differential	23,849	140,327	107,259	16,250
Tax holiday	(275,573)	(69,218)	(127,864)	(19,373)
Research and development tax credit	(6,625)	(27,468)	(78,525)	(11,898)
Non-deductible expenses:
Staff welfare in excess of allowable limits	—	1,666	1,099	167
Share-based compensation	15,126	19,006	18,688	2,832
Entertainment expenses	971	1,075	1,502	228
Others	1,619	998	2,147	324

Actual income tax expense (benefit)	(5,588)	(31,831)	333,466	50,524

Without the tax holiday the Company’s net income (loss) attributable to Yingli Green Energy would have decreased (increased) by RMB 196,873, RMB (51,226) and RMB 94,632 (US $14,338) for the years ended December 31, 2008, 2009 and 2010, respectively. Basic and diluted earnings (loss) per share for such years would have decreased (increased) as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Basic earnings (loss) per share	1.55	(0.37)	0.62	0.09
Diluted earnings (loss) per share	1.52	(0.37)	0.59	0.09

The principal components of the deferred income tax assets and deferred income tax liabilities are as follows:

	December 31,
	2009	2010
	RMB	RMB	US $

Gross deferred income tax assets:
Accounts receivable and prepayments to suppliers	68,886	62,534	9,475
Inventories	1,821	2,954	448
Employee benefits	986	1,692	256
Accrued warranty	43,350	71,869	10,889
Property, plant and equipment	11,569	10,903	1,652
Change in fair value of derivative instruments	7,187	7,955	1,205
Tax loss carryforwards	4,131	13,858	2,100

Total gross deferred income tax assets	137,930	171,765	26,025

Gross deferred income tax liabilities:
Property, plant and equipment	(12,674)	(37,041)	(5,612)
Intangible assets	(39,271)	(33,143)	(5,021)
Change in fair value of derivative instruments	—	(525)	(80)

Total gross deferred income tax liabilities	(51,945)	(70,709)	(10,713)

Net deferred income tax assets	85,985	101,056	15,312

	December 31,
	2009	2010
	RMB	RMB	US $

Current deferred income tax assets, included in prepaid expenses and other current assets	78,284	85,117	12,897
Non-current deferred income tax assets, included in other assets	15,941	15,939	2,415
Non-current deferred income tax liabilities, included in other liabilities	(8,240)	—	—

Net deferred income tax assets	85,985	101,056	15,312

Tax loss carryforwards of the Company’s PRC subsidiaries amounted to RMB 89,787 as of December 31, 2010, of which RMB 8,020, RMB 25,906 and RMB 55,861 will expire if unused by December 31, 2013, 2014 and 2015, respectively.

In assessing the realizability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred income tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods in which the deferred income tax assets are deductible or utilized, management believes it is more likely than not that the Company will realize the benefits of these deductible differences. Therefore, no valuation allowance has been provided against deferred income tax assets as of December 31, 2009 and December 31, 2010. The amount of the deferred income tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income are reduced.

The new EIT law and its relevant regulations impose a withholding income tax at 10%, unless reduced by a tax treaty, for dividends distributed by a PRC-resident enterprise to its immediate holding company outside the PRC for earnings accumulated beginning on January 1, 2008 and undistributed earnings generated prior to January 1, 2008 are exempt from such withholding tax. As of December 31, 2010, the Company has not recognized a deferred income tax liability of RMB 304,550 (US $46,144) for the undistributed earnings of RMB 3,045,498 (US $461,439) generated by the PRC subsidiaries in 2008, 2009 and 2010 as the Company plans to indefinitely reinvest these earnings in the PRC.

The German tax law and its relevant regulations impose a withholding income tax at 26.375% for dividends distributed by a Germany-resident enterprise to its immediate holding company outside Germany. As of December 31, 2010, the Company has not recognized a deferred income tax liability of RMB 21,518 (US $3,260) for the undistributed earnings of RMB 81,586 (US $12,362) generated by the subsidiaries in Germany.

For each of the years ended December 31, 2008, 2009 and 2010, the Company did not have any unrecognized tax benefits and thus no interest and penalties related to unrecognized tax benefits were recorded. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months. According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or the withholding agent. The statute of limitations is extended to five years under special circumstances where the underpayment of taxes is more than RMB 100 (US $15). In the case of transfer pricing issues, the statute of limitation is ten years. There is no statute of limitation in the case of tax evasion. The tax returns of the Company’s PRC subsidiaries for the tax years 2005 to 2010 are open to examination by the relevant tax authorities.

Share-Based Compensation	12 Months Ended
Dec. 31, 2010
Share-Based Compensation [Abstract]
Share-Based Compensation

(16)	Share-Based Compensation

On December 28, 2006, the Company adopted the 2006 Stock Incentive Plan (the “Plan”). The Plan provides for both the granting of stock options and other stock-based awards such as restricted shares to key employees, directors and consultants of the Company. The Plan was subsequently amended by the Company’s board of directors and shareholders to increase the number of ordinary shares that the Company is authorized to issue. The amendment did not change any other provisions of 2006 Stock Incentive Plan. As of December 31, 2010, the Company is authorized to issue under the 2006 Stock Incentive Plan 12,745,438 shares. Among these shares, up to 2,715,243 shares may be issued for the purposes of granting awards of unvested shares and up to 10,030,195 shares may be issued for the purpose of granting stock option.

Restricted shares

On January 19, 2007, the Company’s board of directors granted 2,576,060 unvested shares for the benefit of 68 participants, consisting of 1,576,300 unvested shares granted to eight directors and officers of Yingli Green Energy and Tianwei Yingli and 999,760 unvested shares granted to 60 other employees of the Company. The unvested shares have been placed in a trust, which is controlled and managed by the Company. The shares vest with continued employment and ratably in 20% increments over a five-year period, beginning on January 19, 2008, the first anniversary following the award grant date. The unvested shares fully vest upon termination of service resulting from death or disability of the participant that is due to work-related reasons or upon a change of control in the Company. For a period of six months after any shares are vested, the Company has the option to purchase all or part of the vested shares at the then fair market value. Any vested shares that are not repurchased by the Company during the six-month period would be distributed to the participant.

Share-based compensation expense with respect to the unvested shares was measured based on the estimated fair value of the Company’s ordinary shares at the date of grant of US $4.96 and is recognized on a straight-line basis over the five-year period. The estimated fair value of the ordinary shares on the date of the above grant was determined by management with reference to the issuance price of the preferred shares since there was no existence of a public or active market of the Company’s ordinary shares and the preferred shares convert to ordinary shares on a one to one basis. Further, the estimated per ordinary share fair value of US $4.96 approximated the issuance price of the preferred shares of US $4.835 issued in December 2006 and January 2007, which was negotiated and agreed between the Company and a group of third party investors on an arm’s length basis.

In April, 2007, the Board of Directors of the Company approved the granting of 30,000 and 15,000 non-vested shares to one executive and one third-party consultant, respectively. Share-based compensation expense with respect to the unvested shares granted to the employee was measured based on the estimated stock issuance price of the Company’s IPO of US $11 at the date of grant and is recognized on a straight-line basis over the five-year period. The Company granted unvested shares to the consultant in exchange for certain services to be provided. The Company accounts for equity instrument issued to non-employee vendors in accordance with the provisions of FASB ASC Topic 505-50, Equity-based Payments to Non-employees (“ASC Topic 505-50”) under the fair value method. The measurement date of the fair value of the equity instrument issued is the date on which the consultant’s performance is completed. Prior to the measurement date, the equity instruments are measured at their then-current fair values at each of the reporting dates. Share-based expense recognized over the service period is adjusted to reflect changes in the fair value of the Company’s ordinary shares between the reporting periods up to the measurement date.

In February 2009, the Board of Directors of the Company approved the granting of 24,000 non-vested shares to two executives and two employees.

A summary of the non-vested restricted share activity for the years ended December 31, 2008, 2009 and 2010 is as follows:

		Grant Date
	Number of	Weighted Average
	Non-Vested Shares	Fair Value

Outstanding as of December 31, 2007	2,621,060	US $	5.22
Vested	(524,212)	US $	5.22
Outstanding as of December 31, 2008	2,096,848	US $	5.22
Granted	24,000	US $	3.89
Vested	(530,212)	US $	5.24
Forfeited	(31,344)	US $	9.59

Outstanding as of December 31, 2009	1,559,292	US $	5.10
Vested	(527,764)	US $	4.97
Outstanding as of December 31, 2010	1,031,528	US $	5.00

The total fair value of the restricted shares vested for the years ended December 31, 2008, 2009 and 2010 is US $2,736, US $2,778 and US $2,623, respectively.

The amount of compensation cost recognized for restricted shares for the years ended December 31, 2008, 2009 and 2010 is as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Cost of revenues	1,192	1,113	1,103	167
Selling expenses	747	724	717	109
General and administrative expenses	15,684	16,712	15,206	2,304
Research and development expenses	730	205	225	34

Total compensation cost recognized for restricted shares	18,353	18,754	17,251	2,614

Stock options

A summary of stock options activity for the years ended December 31, 2008, 2009 and 2010 is as follows:

				Weighted
		Weighted		Average
		Average		Remaining	Aggregate
	Number of	Exercise		Contractual	Intrinsic
	Stock Options	Price		Term	Value

Outstanding as of December 31, 2007	1,426,629	US $	14.42
Granted	2,979,584	US $	8.48
Exercised	—		—			—
Forfeited	(43,000)	US $	19.37

Outstanding as of December 31, 2008	4,363,213	US $	10.32

Granted	503,000	US $	6.65
Exercised	(159,417)	US $	4.16		(US $	1,857)
Forfeited	(147,557)	US $	7.16

Outstanding as of December 31, 2009	4,559,239	US $	10.23

Granted	426,500	US $	11.63
Exercised	(139,200)	US $	4.28		(US $	780)
Forfeited	(33,652)	US $	3.18

Outstanding as of December 31, 2010	4,812,887	US $	10.58	7.63 years	US $	17,122

Vested and expected to vest as of December 31, 2010	4,812,887	US $	10.58	7.63 years	US $	17,122

Exercisable as of December 31, 2010	2,789,926	US $	10.30	7.34 years	US $	11,283

The weighted average option fair value of US $7.12 per share or an aggregate of US $31,080 on the date of grant during the year ended December 31, 2008, the weighted average option fair value of US $6.87 per share or an aggregate of US $32,419 on the date of grant during the year ended December 31, 2009 and the weighted average option fair value of US $6.96 per share or an aggregate of US $35,568 on the date of grant during the year ended December 31, 2010 were determined based on the Black-Scholes option pricing model, using the following weighted average assumptions :

	Year Ended December 31,
	2008		2009		2010

Expected volatility		67%		73%		73%
Expected dividends yield		0%		0%		0%
Expected term		6.19 years		5.96 years		6.20 years
Risk-free interest rate (per annum)		4.34%		3.58%		2.10%
Estimated fair value of underlying ordinary shares (per share)	US $	8.48	US $	4.51	US $	7.70

The weighted average expected volatility was based on the average volatility of several listed comparable companies in the solar product manufactory industry. Since the Company did not have a sufficient trading history at the time the options were issued, the Company estimated the potential volatility of its ordinary share price by referring to the latest six year average volatility of these comparable companies because management believes that the average volatility of such companies was a reasonable benchmark to use in estimating the expected volatility of the Company’s ordinary shares.

The total fair value of the stock options vested for the years ended December 31, 2008, 2009 and 2010 is US $3,889, and US $7,628 and US $7,834, respectively.

The Company accounts for stock options in accordance with ASC Topic 718, by recognizing compensation cost based on the grant-date fair value over the period during which an employee is required to provide service in exchange for the award. No income tax benefit was recognized in the statements of operations for these share options as such compensation expenses are not deductible for PRC tax purposes. The amount of compensation cost recognized for stock options for the years ended December 31, 2008, 2009 and 2010 is as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Cost of revenues	1,448	2,562	3,236	490
Selling expenses	7,807	8,839	9,672	1,465
General and administrative expenses	30,874	44,157	42,152	6,386
Research and development expenses	2,071	1,715	2,442	370

Total compensation cost recognized for stock options	42,200	57,273	57,502	8,711

As of December 31, 2010, US $14,253 of unrecognized compensation expense related to stock options and unvested shares are expected to be recognized over a weighted average period of approximately 1.74 years.

Earnings per share	12 Months Ended
Dec. 31, 2010
Earnings per share [Abstract]
Earnings per share

(17)	Earnings per share

Basic and diluted earnings per share

Basic earnings per share and diluted earnings per share have been calculated in accordance with ASC Topic 260, Earnings Per Share, for years ended December 31, 2008, 2009 and 2010 as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Numerator:
Numerator for basic and diluted earnings per share	653,826	(531,595)	1,386,776	210,119
Denominator:
Denominator for basic earnings per share — Weighted-average ordinary shares outstanding	127,419,040	138,759,177	151,542,518	151,542,518
Stock options	462,386	—	1,770,501	1,770,501
Restricted shares	1,612,959	—	829,171	829,171
ADM warrants	—	—	2,416,007	2,416,007
Denominator for diluted earnings (loss) per share	129,494,385	138,759,177	156,558,197	156,558,197
Basic earnings (loss) per share	5.13	(3.83)	9.15	1.39
Diluted earnings (loss) per share	5.05	(3.83)	8.86	1.34

The following table summarizes potential common shares outstanding excluded from the calculation of diluted earnings (loss) per share for the years ended December 31, 2008, 2009 and 2010, because their effect is anti-dilutive:

	Year Ended December 31,
	2008	2009	2010

Shares issuable pursuant to convertible senior notes	3,974,659	3,974,659	27,650
Shares issuable pursuant to senior secured convertible notes	—	9,340,967	3,339,525
Shares issuable under stock options and restricted shares	3,637,284	6,118,531	—
Shares issuable upon exercise of ADM warrants	—	4,125,000	—

Baoding Tianwei Baobian Electric Co., Ltd. (“Tianwei Baobian”), a related party, holds 25.99% equity interest in Tianwei Yingli. Under a Sino-foreign equity joint venture company contract with Tianwei Baobian, the Company granted to Tianwei Baobian a right to subscribe for newly issued ordinary shares of the Company in exchange for all but not part of Tianwei Baobian’s equity interest in Tianwei Yingli. Tianwei Baobian may exercise this subscription right after certain conditions are satisfied following the completion of the Company’s IPO. Tianwei Baobian’s subscription rights to subscribe for newly issued ordinary shares of the Company in exchange for all but not part of Tianwei Baobian’s equity interest in Tianwei Yingli did not have an effect on earnings per share as these rights are contingent on the fulfillment of certain conditions in the future.

Related-Party Transactions	12 Months Ended
Dec. 31, 2010
Related-Party Transactions [Abstract]
Related-Party Transactions

(18)	Related-Party Transactions

For the years presented, in addition to the transaction described in Note 8 and Note 20, the principal related party transactions and amounts due from and due to related parties are summarised as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Sales of products to related parties (note(a))	16,498	49,144	293,101	44,409
Purchase of raw materials from related parties (note(b))	980,088	771,158	1,435,562	217,509

	December 31,
	2009	2010
	RMB	RMB	US $

Accounts receivable from related parties (note(a))	76,592	190,486	28,861
Prepayments to related party suppliers (note(b))	223,142	97,566	14,783
Other amounts due from related parties (note(c))	3,992	3,512	532

Total due from related parties	303,726	291,564	44,176

Amounts due to related parties (note(b))	(20,182)	(84,481)	(12,800)
Dividends payable (note(d))	(10,956)	—	—

Total due to related parties	(31,138)	(84,481)	(12,800)

Notes:

(a)	The Company sold PV modules of nil, RMB 2,854 and RMB 14,020 (US $2,124) to its affiliate, Tibetan Yingli, for the years ended December 31, 2008, 2009 and 2010. The Company sold products of RMB 15,826, RMB 36,589 and RMB 105,598 (US $16,000) to the subsidiaries of Yingli Group for the year ended December 31, 2008, 2009 and 2010, respectively. These subsidiaries of Yingli Group are controlled by the Chief Executive Office of the Company, Mr. Liansheng Miao. The Company sold PV modules of nil, RMB 4,007 and RMB 173,483 (US $26,285) to an entity whose equity shareholder is a noncontrolling interest holder of the Company’s foreign subsidiary for the year ended December 31, 2008, 2009 and 2010, respectively.

(b)	The Company purchased raw materials of RMB 83,149, RMB 250,054 and RMB 703,625 (US $106,610) from the subsidiaries of Yingli Group for the year ended December 31, 2008, 2009 and 2010, respectively. The Company purchased raw materials of RMB 14,628, RMB 16,949 and nil from a subsidiary of Tianwei Group for the year ended December 31, 2008, 2009 and 2010, respectively. The Company purchased raw materials of RMB 23,646, RMB 4,103 and nil from Dongfa Tianying for the year ended December 31, 2008, 2009 and 2010, respectively. The Company purchased polysilicon of RMB 444,601, RMB 14,101 and nil from an entity whose director is a member of the Company’s senior management for the year ended December 31, 2008, 2009 and 2010, respectively. The Company imported the polysilicon of RMB 411,828, RMB 475,178 and RMB 663,012 (US $100,456) from an entity whose equity shareholder is a noncontrolling interest holder of the Company’s foreign subsidiary for the year ended December 31, 2008, 2009 and 2010, respectively.

(c)	Other amounts due from related parties mainly represent the loans and advances to Yingli Group and its subsidiary. These amounts were interest-free and repayable on demand.

(d)	Dividends payable represents dividends payable of RMB 10,956 (US $1,660) to Tianwei Baobian. The amount was paid in July 2010.

Capital Commitments	12 Months Ended
Dec. 31, 2010
Capital Commitments [Abstract]
Capital Commitments

(19)	Capital Commitments

As of December 31, 2010, commitments outstanding for the purchase of property, plant and equipment approximated RMB 1,124,971 (US $170,450).

As of December 31, 2010, commitments outstanding for the purchase of polysilicon approximated RMB 16,112,104 (US $2,441,228).

Under the multi-year supply agreements, the Company is only obligated to pay the supplier for the purchase price of polysilicon after the Company orders and takes delivery of the goods supplied. None of the Company’s supply agreements are structured as “take or pay” agreements.

Net Assets Purchase	12 Months Ended
Dec. 31, 2010
Net Assets Purchase [Abstract]
Net Assets Purchase

(20)	Net Assets Purchase

In November 2008, the Company paid a deposit of RMB 170,980 for its acquisition of 100% of Cyber Power which is a development stage enterprise with plans to begin production of solar-grade polysilicon in 2010 and was controlled at that time by a related party, Mr. Liansheng Miao, Chairman and Chief Executive Officer of the Company. On January 7, 2009, the Company completed the 100% acquisition of Cyber Power for a total consideration of RMB 544,247, including acquisition cost of RMB 13,507.

Cyber Power, a development stage enterprise, was yet to have output or processes in place to create outputs as of the acquisition date. Thus, the acquired assets and liabilities did not constitute a business within the meaning of ASC Topic 805, Business Combinations. Therefore, the Company did not account for the acquisition of Cyber Power’s assets and liabilities as a business combination. The acquisition cost represented the fair value of the acquired assets and liabilities, which approximated their carrying amounts recognized by Cyber Power. The assets and liabilities acquired by the Company are recognized at their relative fair values, as follows:

RMB

Assets acquired:
Property, plant and equipment	642,250
Land use rights	78,770
Other assets	116,236

Total assets acquired	837,256
Liabilities assumed:
Accounts payable	266,243
Other liabilities	26,766

Total liabilities assumed	293,009

Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Other Intangible Assets [Abstract]
Goodwill and Other Intangible Assets

(21)	Goodwill and Other Intangible Assets

(a)	Goodwill

The Company accounted for its acquisitions of additional equity interests in Tianwei Yingli and Chengdu Yingli prior to December 31, 2008 using the purchase method. This method required that the acquisition cost to be allocated to the assets, including separately identifiable intangible assets, and liabilities assumed based on a pro-rata share of their estimated fair values. The Company made estimates and judgments in determining the fair value of the assets acquired and liabilities assumed based on independent appraisal reports as well as its experience in valuation of similar assets and liabilities. If different judgments or assumptions were used, the amounts assigned to the individual acquired assets or liabilities could be materially different.

Goodwill arose resulting from the Company’s acquisition of noncontrolling interest in both Tianwei Yingli (as described below) and Chengdu Yingli. Goodwill is not deductible for tax purposes. The following table sets forth the changes in goodwill for the years ended December 31, 2008, 2009 and 2010:

RMB

Balances as of December 31, 2007	27,856

Acquisition of additional equity interest in Tianwei Yingli	245,810

Balances as of December 31, 2008	273,666

Balances as of December 31, 2009	273,666

Balances as of December 31, 2010	273,666

US $	41,464

On November 20, 2006, December 18, 2006, June 25, 2007 and March 14, 2008, the Company made equity contributions of RMB 130,940, RMB 484,840, RMB 908,600 and RMB 1,750,840 into Tianwei Yingli, respectively, which increased the Company’s equity interest in Tianwei Yingli to 53.98%, 62.13%, 70.11% and 74.01%, accordingly. The acquisitions of the noncontrolling interest were accounted for by the Company using the purchase method of accounting.

The following table summarizes the purchase price allocated to the fair value of the Company’s share of the net assets acquired at acquisition dates:

	November 20,	December 18,	June 25,	March 14,
	2006	2006	2007	2008
	RMB	RMB	RMB	RMB

Total cash consideration	130,940	484,840	908,600	1,750,840
Less: Ownership interest in cash consideration	(70,681)	(301,232)	(637,019)	(1,295,797)

Net cash consideration	60,259	183,608	271,581	455,043

Net tangible assets acquired (excluding deferred income taxes)	11,514	34,345	96,324	111,096
Deferred income tax liabilities, net	(3,622)	(11,537)	(16,084)	(19,643)
Identifiable intangible assets:
Trademarks	5,044	10,554	28,019	14,055
Technical know-how	25,432	82,177	51,301	46,066
Customer relationships	7,141	15,485	23,395	20,650
Order backlog	2,268	9,683	6,624	4,699
Short-term supplier contracts	2,761	1,542	—	—
Long-term supplier contracts	5,736	41,360	58,414	32,310
Goodwill	3,985	—	23,588	245,810

Purchase price allocated	60,259	183,608	271,581	455,043

The purchase price allocation for the acquisitions is determined by the management, with reference to their experience in photovoltaic manufacturing business in the PRC.

(b)	Intangible assets

As of December 31, 2009 and 2010, the Company’s intangible assets related to the Company’s acquisitions of equity interest in Tianwei Yingli and technical know-how contributed by a noncontrolling interest holder of a subsidiary of the Company, and consisted of the followings:

	December 31, 2009
	Weighted
	Average	Gross
	Amortization	Carrying	Accumulated		Intangibles,
	Period	Amount	Amortization	Impairment	Net
	Years	RMB	RMB	RMB	RMB

Trademark	Indefinite	57,672	—	—	57,672
Technical know-how	5.7	207,602	(95,574)	—	112,028
Customer relationship	5.8	66,671	(28,545)	—	38,126
Order backlog	1.3	23,274	(23,274)	—	—
Short-term supplier agreements	0.5	4,303	(4,303)	—	—
Long-term supplier agreements	9.0	137,820	(6,643)	(131,177)	—

Total		497,342	(158,339)	(131,177)	207,826

	December 31, 2010
	Weighted
	Average	Gross
	Amortization	Carrying	Accumulated
	Period	Amount	Amortization	Impairment	Intangibles, Net
	Years	RMB	RMB	RMB	RMB	US $

Trademark	Indefinite	57,672	—	—	57,672	8,738
Technical know-how	5.7	209,084	(132,803)	—	76,281	11,558
Customer relationship	5.8	66,671	(40,130)	—	26,541	4,022
Order backlog	1.3	23,274	(23,274)	—	—	—
Short-term supplier agreements	0.5	4,303	(4,303)	—	—	—
Long-term supplier agreements	9.0	137,820	(6,643)	(131,177)	—	—

Total		498,824	(207,153)	(131,177)	160,494	24,318

Technical know-how represents self-developed technologies, which were feasible at the acquisition date and technologies contributed by a noncontrolling interest holder of a subsidiary of the Company. These technologies included the design and configuration of the Company’s PV manufacturing line, manufacturing technologies and process for high efficiency silicon solar cells and provision of innovations for continuous improvement of cell efficiencies and manufacturing cost reduction. Management estimated that the economic useful life of technical know-how by taking into consideration of the remaining life cycle of the current manufacturing technologies.

Management estimated the useful life of the customer relationships based primarily on the historical experience of the Company’s customer attrition rate and management estimated sales to these customers in future years. The straight-line method of amortization has been adopted as the pattern in which the economic benefit of the customer relationship are used, cannot be reliably determined. Order backlog represented several unfulfilled sales agreements where delivery of goods was scheduled through March 2009.

The estimated fair values of short-term and long-term supply agreements were determined based on the present values of the after-tax cost savings of the Company’s short-term and long-term supply agreements. The after-tax cost savings of the Company’s short-term and long-term supply agreements were based on the difference of price of polysilicon between the agreed purchase price per the supply contracts and the forecasted spot market price at time of the forecasted inventory acquisition. The after-tax costs savings also considered the interest impact of making the pre-payments in accordance with the supply agreements payment terms. Management estimated the useful life of the short-term and long-term supply agreements based upon the contractual delivery periods specified in each agreement. The long-term supply agreements relate to four long-term polysilicon supply agreements with delivery period commencing in 2009.

The impairment of intangible assets related to long-term supply agreements arising from the aforementioned step-up acquisitions of Tianwei Yingli. Due to the continuous decrease in the price of polysilicon, the Company recognized an impairment loss of RMB 131,177 to reflect the difference between the carrying amount and the fair value of the intangible assets for the year ended December 31, 2009.

The aggregated amortization expense for intangible assets for the years ended December 31, 2008, 2009 and 2010 is as follows:

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Cost of revenues
Long-term supplier agreements	—	6,643	—	—
Selling expenses
Customer relationship	10,843	11,585	11,585	1,755
Order back-log	10,632	979	—	—
General and administrative expenses
Technical know-how	34,870	37,179	37,229	5,641

Total amortization expense	56,345	56,386	48,814	7,396

As of December 31, 2010, the estimated amortization expense for the next five years is as follows:

December 31,
2010
RMB

2011	49,016
2012	47,863
2013	4,216
2014	546
2015	453

Geographic Revenue Information	12 Months Ended
Dec. 31, 2010
Geographic Revenue Information [Abstract]
Geographic Revenue Information

(22)	Geographic Revenue Information

The following summarizes the Company’s revenue from the following geographic areas (based on the location of the customer):

	Year Ended December 31,
	2008	2009	2010
	RMB	RMB	RMB	US $

Europe:
— Germany	3,118,713	4,575,675	7,078,239	1,072,460
— Spain	3,041,767	431,520	704,355	106,720
— France	291,814	99,915	236,522	35,837
— Italy	95,237	445,861	853,788	129,362
— Belgium	58,716	163,091	—	—
— Holland	—	348,710	471,889	71,498
— Czech	—	174,405	286,901	43,470
— Cyprus	—	162,064	5,264	798
— Greece	12,276	76,984	453,050	68,644
— England	10,399	9,331	174,875	26,496
— Others	4,224	5,087	41,582	6,300

Subtotal — Europe	6,633,146	6,492,643	10,306,465	1,561,585

PRC (excluding HK SAR, Macau and Taiwan)	186,488	328,505	745,917	113,018
HK SAR	—	56,862	16,500	2,500
United States of America	127,743	147,383	1,216,962	184,388
Japan	309,421	1,819	22,854	3,463
South Korea	287,193	218,135	154,769	23,450
Other countries	9,024	9,522	36,520	5,533

Total net revenues	7,553,015	7,254,869	12,499,987	1,893,937

Subsequent events	12 Months Ended
Dec. 31, 2010
Subsequent events [Abstract]
Subsequent events

(23)	Subsequent events

On May 10, 2011, the second tranche of the medium-term notes (see Note 13) with a principle amount of RMB 1.4 billion (US $212.1 million), or the Second Tranche Issue, was issued and will mature on May 12, 2016. The Second Tranche Issue bears a fixed annual interest rate of 6.15%.